Exhibit 10.2

EXECUTION

INVT SPE LLC

LIMITED LIABILITY COMPANY AGREEMENT

LIMITED LIABILITY COMPANY AGREEMENT (this “Agreement”) of INVT SPE LLC (the “Company”) is entered into as of April 27, 2017, by and among CF INVT Holdings LLC, a Delaware limited liability company (the “Class A Member”), Inventergy, Inc., a Delaware corporation (“Class B Member”) and the Company.

WHEREAS, pursuant to the filing of the Certificate of Formation (the “Certificate of Formation”) with the office of the Secretary of State of the State of Delaware, the Company was formed on March 22, 2017, as a limited liability company in accordance with the Delaware Limited Liability Company Act, codified in Chapter 18 of Title 6 of the Delaware Code, as the same may be amended from time to time (the “Act”);

WHEREAS, in connection with the transactions contemplated by that certain Restructuring Agreement, dated as of December 22, 2016, by and among the Class B Member and its subsidiaries, DBD Credit Funding, LLC, in its capacity as collateral agent, and the “Investors” signatory thereto (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Restructuring Agreement”), the Class A Member and Class B Member desire to enter into this Agreement; and

WHEREAS, simultaneous with the execution of this Agreement (i) the Class A Member made a cash contribution to the Company as a Cash Advance and contributed its rights under the Restructuring Agreement to the Restructured Revenue Share to the Company and (ii) the Class B Member contributed the Patents to the Company pursuant to the terms of the Restructuring Agreement and the Patent Assignment Agreement, dated as of the date hereof, by and between the Class B Member and the Company.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Company and the Members hereby agree as follows:

1.          DEFINITIONS

For purposes of this Agreement the following terms shall have the following meanings:

“Act” has the meaning set forth in the Recitals hereto.

“Affiliate” means, with respect to any specified Person, any Person that directly or through one or more intermediaries controls or is controlled by or is under common control with the specified Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Preamble hereto.

“Asset Value” of any tangible or intangible property of the Company (including goodwill) means its adjusted basis for federal income tax purposes unless:

(a)          the property was accepted by the Company as a contribution to capital at a value different than its adjusted basis, in which event the initial Asset Value for such property means the gross fair value of such asset, as determined by the Managing Member; or

(b)          as a consequence of the grant of an interest in the Company or the redemption of all or part of the interest of a Member, the property of the Company is revalued in accordance with Section 5.2.

As of any date, references to the “then prevailing Asset Value” of any property means the Asset Value last determined for such property less the depreciation, amortization and cost recovery deductions taken into account in computing Net Profit or Net Loss in fiscal periods subsequent to such prior determination date.

“Capital Contribution” means the amount of cash and the fair market value of any other property contributed to the Company with respect to the interest in the Company held by the Member.

“Cash Advances” means all direct or indirect contributions of cash by a Member to the Company, including any amounts advanced by a Member to the Company or on the Company’s behalf in relation to this Agreement, the Restructuring Agreement or the matters contemplated hereby or thereby (including any amounts incurred by the Class A Member to reimburse the Class B Member for maintenance fees pursuant to Section 2.3 of the Restructuring Agreement).

“Certificate of Formation” has the meaning set forth in the Recitals hereto.

“Class A Member” shall have the meaning set forth in the Preamble hereto.

“Class B Member” shall have the meaning set forth in the Preamble hereto.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as applicable.

“Collateral Agent” means DBD Credit Funding, LLC.

“Company” has the meaning set forth in the Preamble hereto.

“Distribution” means the cash and/or other property distributed in respect of the Member’s interest in the Company.

“Fair Value” means, as applied to any assets, the fair market value of an asset as determined in good faith by the Managing Member.

“Indemnified Party” is defined in Section 11.1.

“Managing Member” is defined in Section 7.1.

“Member” and “Members” means the Class A Member and the Class B Member.

“Monetization Activities” means any activities necessary or desirable to generate revenue from the Patents anywhere in the world by means of license (non-exclusive or exclusive), assignment (including outright sale), enforcement, litigation, arbitration, negotiation, covenant not to sue or assert, or otherwise.

“Monetization Revenues” means the sum of amounts that the Company receives in cash, whether immediately, or on a deferred basis or upon liquidation of any in-kind payment the Company receives (i) from third parties in respect of the Patents; (ii) on account of any sale of products using the Patents; (iii) the development to order of any software or other products using the Patents, including royalty payments, license fees, settlement payments, judgments or other similar payments in respect of the Patents; (iv) the purchase price or other amounts received in connection with the sale of hardware, software or other products or services with respect to the Patents; and (v) the sale of any Patent, in each case as and when actually received by the Company (including any and all such amounts actually received by any attorneys, agents or other representatives of the Company, for the account of the Company).

“Net Loss” is defined in Section 6.6.

“Net Profit” is defined in Section 6.6.

“Nokia Debt” is defined in Section 6.1(b).

“Patents” means all of the letters patent contributed by the Class B Member to the Company on the date hereof pursuant to the Patent Assignment Agreement, in each case, as set forth on Schedule I to this Agreement.

“Person” means an individual, partnership, joint venture, association, corporation, trust, estate, limited liability company, limited liability partnership, or any other legal entity.

“Realization Event” means all proceeds to the Company of a sale or license, whether exclusive or non-exclusive, of all or a portion of the Patents or any other transaction that gives rise to Monetization Revenues.

“Restructured Revenue Share” shall have the meaning set forth in the Restructuring Agreement.

“Restructuring Agreement” has the meaning set forth in the Recitals hereto.

“Revenue Sharing Agreement” means the Amended and Restated Revenue Sharing and Note Purchase Agreement between CF DB EZ LLC, the Class B Member and its subsidiaries and DBD Credit Funding, LLC, as collateral agent, originally dated as of October 1, 2014 and amended and restated as of February 25, 2015, and further amended as of October 30, 2015, as of November 30, 2015, as of March 1, 2016, as of August 19, 2016, as of September 26, 2016, as of November 11, 2016 and as of December 5, 2016, as may be further amended from time to time.

2.          FORMATION AND PURPOSE

2.1.          Formation, etc. The Company was formed as a limited liability company pursuant to the Act by the filing of the Certificate of Formation, which was executed, delivered and filed with the Secretary of State of the State of Delaware by the Class A Member, as a designated "authorized person" within the meaning of the Act. The rights, duties and liabilities of the Members shall be determined pursuant to the Act and this Agreement. To the extent that such rights, duties or obligations are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

2.2.          Name. The name of the Company is INVT SPE LLC. The business of the Company may be conducted under that name or, upon compliance with applicable laws, any other name that the Managing Member deems appropriate or advisable. The Managing Member shall file, or shall cause to be filed, any fictitious name certificates and similar filings, and any amendments thereto, that the Managing Member considers appropriate or advisable.

2.3.          Registered Office/Agent. The registered office required to be maintained by the Company in the State of Delaware pursuant to the Act shall be: c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The name and address of the registered agent of the Company pursuant to the Act shall initially be The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The Company may, upon compliance with the applicable provisions of the Act, change its registered office or registered agent from time to time in the discretion of the Managing Member.

2.4.          Term. The term of the Company shall continue indefinitely unless sooner terminated as provided herein. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation as provided in the Act.

2.5.          Purpose. The Company is formed for the purpose of, and the nature of the business to be conducted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Act and engaging in any activities necessary, convenient or incidental thereto.

2.6.          Specific Powers. Without limiting the generality of Section 2.5, the Company shall have the power and authority to take any and all actions necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purpose set forth in Section 2.5, including, but not limited to, the power:

(a)          to conduct its business, carry on its operations and have and exercise the powers granted to a limited liability company by the Act in any country, state, territory, district or other jurisdiction, whether domestic or foreign;

(b)          to acquire by purchase, lease, contribution of property or otherwise, own, hold, operate, maintain, finance, improve, lease, sell, convey, mortgage, transfer, demolish or dispose of any real or personal property;

(c)           to negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, perform and carry out and take any other action with respect to contracts or agreements of any kind, including without limitation leases, licenses, guarantees and other contracts for the benefit of or with any Member or any Affiliate of any Member, without regard to whether such contracts may be deemed necessary, convenient to, or incidental to the accomplishment of the purposes of the Company;

(d)           to purchase, take, receive, subscribe for or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in or obligations of domestic or foreign corporations, associations, general or limited partnerships, trusts, limited liability companies, or individuals or other Persons or direct or indirect obligations of the United States or of any government, state, territory, governmental district or municipality or of any instrumentality of any of them;

(e)          to lend money, to invest and reinvest its funds, and to accept real and personal property for the payment of funds so loaned or invested;

(f)          to borrow money and issue evidence of indebtedness, and to secure the same by a mortgage, pledge, security interest or other lien on the assets of the Company;

(g)          to make payments to any Person, including a Member, pursuant to the Restructuring Agreement;

(h)          to pay, collect, compromise, litigate, arbitrate or otherwise adjust or settle any and all other claims or demands of or against the Company or to hold such proceeds against the payment of contingent liabilities;

(i)          to sue and be sued, complain and defend, and participate in administrative or other proceedings, in its name;

(j)          to appoint employees, officers, agents and representatives of the Company, and define their duties and fix their compensation;

(k)          to indemnify any Person in accordance with the Act and this Agreement;

(l)          to cease its activities and cancel its Certificate of Formation; and

(m)          to make, execute, acknowledge and file any and all documents or instruments necessary, convenient or incidental to the accomplishment of the purpose of the Company.

2.7.          Principal Office. The principal executive office of the Company shall be located at such place within or without the State of Delaware as the Managing Member shall establish, and the Managing Member may from time to time change the location of the principal executive office of the Company to any place within or without the State of Delaware. The Managing Member may establish and maintain such additional offices and places of business of the Company, either within or without the State of Delaware, as it deems appropriate.

3.          MEMBERS

3.1.          Members. The name and the business address of the Members of the Company are set forth on Schedule 3.1.

3.2.          Initial Capital Contributions. Upon the execution of this Agreement, the Class A Member and Class B Member shall contribute assets or other property to the Company set forth on Schedule 3.2 as such Member’s initial Capital Contribution.

3.3.          Additional Capital Contributions. No Member shall be obligated to make any additional Capital Contributions.

3.4.          Return of Capital Contributions. The Members shall not have the right to demand a return of all or any part of its Capital Contributions, and any return of the Capital Contributions of the Members shall be made solely from the assets of the Company and only in accordance with the terms of this Agreement and the Act. No interest shall be paid to the Members with respect to its Capital Contributions except as otherwise set forth herein.

4.          STATUS AND RIGHTS OF THE MEMBERS

4.1.          Limited Liability. Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and neither the Members nor any other Indemnified Party shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member or an Indemnified Party. All Persons dealing with the Company shall look solely to the assets of the Company for the payment of the debts, obligations or liabilities of the Company.

4.2.          Return of Distributions of Capital. Except as otherwise expressly required by law, each Member, in its capacity as such, shall have no liability either to the Company or any of its creditors in excess of (a) the amount of such Member’s Capital Contributions actually made to the Company, if any, (b) such Member’s share of any assets and undistributed profits of the Company and (c) the amount of any distributions distributed to such Member in clear and manifest accounting or similar error.

5.          CAPITAL ACCOUNTS.

5.1.          Capital Accounts. A separate account (each a “Capital Account”) shall be established and maintained for each Member which:

(i)          shall be increased by (i) the amount of cash and the Fair Value of any other property contributed by such Member to the Company as a Capital Contribution (net of liabilities secured by such property or that the Company assumes or takes the property subject to) and (ii) such Member’s share of the Net Profit (and other items of income and gain) of the Company; and

(ii)         shall be reduced by (i) the amount of cash and the Fair Value of any other property distributed to such Member (net of liabilities secured by such property or that the Member assumes or takes the property subject to) and (ii) such Member’s share of the Net Loss (and other items of loss and deduction) of the Company.

It is the intention of the Members that the Capital Accounts of the Company be maintained in accordance with the provisions of Section 704(b) of the Code and the regulations promulgated thereunder and that this Agreement be interpreted consistently therewith.

5.2.          Revaluations of Assets and Capital Account Adjustments. Unless otherwise determined by the Managing Member, immediately preceding the grant of any interest in the Company in exchange for cash, property or services to a new or existing Member and upon the redemption of the interest of any Member, the then prevailing Asset Values of the Company shall be adjusted to equal their respective gross Fair Value and any increase in the net equity value of the Company (Asset Values less liabilities) shall be credited to the Capital Accounts of the Members in the same manner as Net Profits are credited under Section 6.6(b) (or any decrease in the net equity value of the Company shall be charged in the same manner as Net Losses are charged under Section 6.6(b)).

5.3.          Additional Capital Account Adjustments. Any income of the Company that is exempt from federal income tax shall be credited to the Capital Accounts of the Members in the same manner as Net Profits are credited under Section 6.6(b) when such income is realized. Any expenses or expenditures of the Company which may neither be deducted nor capitalized for tax purposes (or are so treated for tax purposes) shall be charged to the Capital Accounts of the Members in the same manner as Net Losses are charged under Section 6.6(b). If any special adjustments are made to Company property pursuant to Code Sections 734(b) or 743(b), Capital Accounts shall be adjusted to the extent required by the regulations promulgated under Section 704 of the Code.

6.          PAYMENT OBLIGATIONS; DISTRIBUTIONS; TAX TREATMENT

6.1.     Payment Obligations. The Managing Member shall cause all Monetization Revenues to be applied as follows:

(a)          First, (A) to pay third party expenses that arise in connection with, or are due upon the occurrence of, the applicable Realization Event that are either (w) incurred by the Company, (x) incurred by the Class A Member or the Collateral Agent (or by the Class B Member or any third party, in each case, at the direction of the Managing Member and so long as the Company has agreed in writing in advance to reimburse) (y) constitute broker fees and other amounts that are due on account of the existing arrangements described on Schedule 6.1(a) (the payees under such arrangements, “Service Providers”) and (B) solely to the extent the applicable Realization Event triggers a required payment with respect to a retained interest of a prior owner due under the Patent Purchase Agreement between the Class B Member and Panasonic Corporation, dated as of October 21, 2013, as amended on April 25, 2017 (the “Panasonic PPA”), to Panasonic in amounts required to be paid;

(b)          Second, solely to the extent such Realization Event is attributable to the Nokia Portfolio, up to $2,200,000 to pay outstanding principal amounts due under the Patent Purchase Agreement between Nokia Corporation and the Class B Member, dated as of May 23, 2014 (the “Nokia Debt”) until the Nokia Debt is paid in full (excluding, for the avoidance of doubt, any accrued interest or other charges on the Nokia Debt, which shall be the sole responsibility of the Class B Member and shall not be paid with Monetization Revenues);

(c)          Third, solely to the extent the applicable Realization Event triggers a payment with respect to a retained interest of a prior owner due under the Panasonic PPA, or the Patent Rights Assignment Agreement between the Class B Member and Huawei Technologies Co., Ltd., dated as of May 15, 2003, as amended on April 26, 2017, that is described on Schedule 6.1(c) (a “Retained Interest”), to such prior owner in amounts so required and not paid pursuant to Section 6.1(a)(B) above); and

(d)          Fourth, to the Members in accordance with Section 6.2.

6.2.      Distributions - Managing Member Determination. Subject to the obligations set forth in Section 6.1, the Managing Member shall determine the timing and the aggregate amount of any Distributions to Members under Section 6.2(a), and shall make the Distributions required by Section 6.2(b) in the due course of business, subject in all events to any reserves determined by the Managing Member to be appropriate, including, without limitation and by way of example, to address liabilities or expenses that are either contingent or have not yet been determined or come due. The amount of any such Distributions to any Member at any time shall be determined in accordance with this Section 6.2.

(a)          Distributions. Except for Liquidating Distributions, Distributions shall be made as follows:

(i)          First, to the Class A Member until they have received an amount equal to the sum of (x) 100% of any Cash Advances (such Cash Advances to be repaid prior to the Distributions contemplated by clauses (y) and (z) of this under Section 6.2(a)(i)), plus (y) a 20% return, compounded annually, on any Cash Advances that are outstanding from time to time, including interest, plus (z) $30.5 million; and

(ii)         Second, 70% to the Class A Member and 30% to the Class B Member (the Class A Member’s right to such 70%, the “Contingent Right” and the Class B Member’s right to such 30%, the “Residual”); provided, that to the extent that the Class B Member has failed to pay in full the accrued interest and other charges on the Nokia Debt, the Residual shall be surcharged in amounts necessary to make such payment, and such surcharged amounts shall instead be paid over to Nokia to satisfy such amounts.

(b)          Liquidating Distributions. Distributions made in connection with the liquidation of the Company (“Liquidating Distributions”) shall be made in accordance with Section 10.2.

6.3.      No Violation. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a Distribution to any Member on account of such Member’s interest in the Company if such Distribution would violate Section 18-607 of the Act or other applicable law.

6.4.     Withholding. All amounts withheld pursuant to the Code or any federal, state, local or foreign tax law with respect to any payment, distribution or allocation to the Company in respect of a Member shall be treated for all other purposes of this Agreement as amounts distributed to such Member. In addition, the Managing Member is authorized to withhold from Distributions to Members, and to pay over to the appropriate federal, state, local or foreign government any amounts so required to be withheld, and any such withheld amounts shall be treated as amounts loaned to such Member. The withholdings by the Company referred to in this Section 6.4 shall be made at the maximum statutory rate under applicable laws unless the Company has received an opinion of counsel, or other evidence satisfactory to the Managing Member, that a lower rate is applicable, or that no withholding is required or otherwise necessary. The provisions of this Section 6.4 shall survive the termination, dissolution and winding up of the Company. All Members shall provide the Managing Member with a properly completed and signed W-9 upon becoming a Member and at such times as requested by the Managing Member.

6.5.      Property Distributions and Installment Sales. If any assets of the Company shall be distributed in kind pursuant to this Section 6.5, such assets shall be distributed to the Members entitled thereto in the same proportions as the Members would have been entitled to cash Distributions. The amount by which the Fair Value of any property to be distributed in kind to the Members exceeds or is less than the then prevailing Asset Value of such property shall, to the extent not otherwise recognized by the Company, be taken into account in determining Net Profit and Net Loss and determining the Capital Accounts of the Members as if such property had been sold at its Fair Value immediately prior to such Distribution.

6.6.      Net Profit or Net Loss.

(a)          The “Net Profit” or “Net Loss” of the Company for each year or relevant part thereof shall mean the Company’s taxable income or loss for federal income tax purposes for such period (including all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code), with the following adjustments:

(i)          Gain or loss attributable to the disposition of property of the Company with an Asset Value different from the adjusted basis of such property for federal income tax purposes shall be computed with respect to the Asset Value of such property, and any tax gain or loss not included in Net Profit or Net Loss shall be taken into account and allocated for federal income tax purposes among the Members pursuant to Section 6.8.

(ii)         In lieu of the depreciation, amortization or other cost recovery deductions taken into account in computing such taxable income or loss, depreciation, amortization or cost recovery deductions allowable with respect to any property the Asset Value of which differs from its adjusted tax basis for federal income tax purposes shall be equal to an amount that bears the same ratio to such beginning Asset Value as the federal income tax depreciation, amortization or other cost recovery deductions for such period bear to such beginning adjusted tax basis; provided, however, that if the adjusted tax basis of the property at the beginning of such period is zero, depreciation shall be determined with respect to such asset using any reasonable method selected by the Managing Member.

(iii)        Any items that are required to be specially allocated pursuant to Section 6.7 shall not be taken into account in determining Net Profit or Net Loss.

(b)          Allocations of Income, Gain, Loss, Deduction and Credit. Net Profit or Net Loss of the Company or to the extent appropriate items thereof for any relevant period shall be allocated among the Members in a manner such that the Capital Accounts of each Member, immediately after giving effect to such allocation, are, as nearly as possible, equal (proportionately) to the Distributions that would be made to such Member pursuant to Section 6.2(a) if the Company were dissolved and terminated and its affairs were wound up.

6.7.     Regulatory Allocations. Although the Members do not anticipate that events will arise that will require application of this Section 6.7, provisions are included in this Agreement governing the allocation of income, gain, loss, deduction and credit (and items thereof) as may be necessary to provide that the Company’s allocation provisions contain a so-called “Qualified Income Offset” and comply with all provisions relating to the allocation of so-called “Non-recourse Deductions” and “Partner Non-recourse Deductions” and the chargeback thereof as set forth in the regulations promulgated under Section 704(b) of the Code (such regulatory allocations, “Regulatory Allocations”); provided, however, that the Members intend that all Regulatory Allocations that may be required shall be offset by other Regulatory Allocations or special allocations of items so that the share of the Net Profit and Net Loss of the Company of each Member will be the same as it would have been had the events requiring the Regulatory Allocations not occurred. For this purpose the Managing Member, based on the advice of the Company’s auditors or tax counsel, is hereby authorized to make such special curative allocations as may be appropriate.

6.8.      Tax Allocations; Contributed Assets; Revalued Assets; Elections and Limitations.

(a)          Tax Allocations. Except as set forth below, or as otherwise required by law, all items of income, gain, losses, deduction and credit shall be allocated by the Managing Member for federal, state and local income tax purposes, in the same manner as such items of income, gain, loss, deduction and credit shall be allocated among such Members pursuant to Section 6.6(b), except to the extent otherwise required by Section 704(c) of the Code and the regulations promulgated thereunder or as required by law.

(b)          Contributed Assets. In accordance with Section 704(c) of the Code, income, gain, loss and deduction with respect to any property contributed to the Company with an adjusted basis for federal income tax purposes different from the initial Asset Value at which such property was accepted by the Company shall, solely for tax purposes, be allocated among the Members so as to take into account such difference in the manner required by Section 704(c) of the Code and the applicable regulations promulgated thereunder.

(c)          Revalued Assets. If the Asset Value of any asset of the Company is adjusted pursuant to Section 5.2, subsequent allocations of income, gain, loss and deduction with respect to such asset shall, solely for tax purposes, be allocated among the Members so as to take into account such adjustment in the same manner as under Section 704(c) of the Code and the applicable regulations promulgated thereunder.

(d)          Elections and Limitations. The allocations required by this Section 6.8 are solely for purposes of federal, state and local income taxes and shall not affect either the allocation of Net Profits or Net Losses as between Members or any Member’s Capital Account. All tax allocations required by this Section 6.8 shall be made using the so called “traditional method” described in Regulation 1.704-3(b); provided, however, that the Managing Member, upon the advice of the Company’s auditors or tax counsel, may elect to use the so-called “traditional method with curative allocations” described in Regulation 1.704-3(c).

6.9.       Changes in Members’ Interest. If during any year of the Company there is a change in any Member’s interest in the Company, the Managing Member shall confer with the tax advisors to the Company and, in conformity with such advice, allocate the Net Profit or Net Loss to the Members so as to take into account the varying interests of the Members in the Company in a manner that complies with the provisions of Section 706 of the Code and the regulations promulgated thereunder.

6.10.      Tax Position. Without providing prior written notice to the Company and obtaining the prior written consent of the Managing Member, no Member will take a position on such Member’s federal income tax return, in any claim for refund or in any administrative or legal proceedings that is inconsistent with this Agreement or with any information return filed by the Company.

7.          MANAGEMENT AND CONTROL

7.1.       Managing Member; Authority. Subject to the limitations provided in this Agreement, the Class A Member (the “Managing Member”) shall have the exclusive power and authority to manage the business, affairs and assets of the Company and to make all decisions with respect thereto, including, without limitation, the exclusive power and authority to make any and all decisions, in any manner it sees fit, relating to, and shall otherwise fully, solely, absolutely and irrevocably control in all respects, the Patents and any Monetization Activities, including by way of example and not limitation: (w) the initiation, direction, termination, conclusion or negotiation of any assignment, sale or license (whether directly or through multiple tiers or sub-licensees) of any Patent or any other type of a Monetization Activity of any nature or description; (x) the maintenance or abandonment, in whole or in part, of any one or more of the Patents; (y) the discretion to allocate Monetization Revenues among multiple portfolios where Monetization Activities involve more than one portfolio; or (z) the discretion to make or to decline to make Cash Advances. Any action taken by the Managing Member on behalf of the Company shall constitute the act of and serve to bind the Company. In dealing with the Managing Member acting on behalf of the Company, no Person shall be required to inquire into the authority of the Managing Member to bind the Company. Persons and entities dealing with the Company are entitled to rely conclusively on the power and authority of the Managing Member as set forth in this Agreement. Except as otherwise specifically provided in this Agreement, the Managing Member shall have all rights and powers of a “Managing Member” under the Act, and shall have all authority, rights and powers in the management of the Company business to do any and all other acts and things necessary, proper, convenient or advisable to effectuate the purposes of this Agreement.

7.2.          Officers; Agents. The Managing Member may, from time to time, designate one or more officers and agents to act for the Company with such titles, if any, as the Managing Member deems appropriate and to delegate to such officers or agents such of the powers as are granted to the Managing Member hereunder, including the power to execute documents on behalf of the Company, as the Managing Member may in its sole discretion determine; provided, however, that no such delegation by the Managing Member shall cause the Persons so appointed or delegated to be deemed a “Managing Member” within the meaning of the Act. The officers or agents so appointed may include persons holding titles such as Executive Chairman, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer, Deputy Chief Financial Officer, Chief Accounting Officer, Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Treasurer, Controller, Secretary or Assistant Secretary. Any officer may be removed at any time with or without cause. Unless the authority of the agent designated as the officer in question is limited in the document appointing such officer or is otherwise specified by the Managing Member, any officer so appointed shall have the same authority to act for the Company as a corresponding officer of a Delaware corporation would have to act for a corporation in the absence of a specific delegation of authority and all deeds, leases, transfers, contracts, bonds, notes, checks, drafts or other obligations made, accepted or endorsed by the Company may be signed by the Executive Chairman, the President, a Vice President (including any Assistant Vice President) or the Treasurer, Chief Financial Officer, Chief Accounting Officer, Controller, Secretary or Assistant Secretary at the time in office. The Managing Member, in its sole discretion, may ratify any act previously taken by an officer or agent acting on behalf of the Company.

7.3.          Reliance by Third Parties. Any Person dealing with the Company or a Member may rely upon a certificate signed by the Managing Member as to: (a) the identity of the Members, (b) the existence or non-existence of any fact or facts which constitute a condition precedent to acts by any Member or are in any other manner germane to the affairs of the Company, (c) the persons who or entities which are authorized to execute and deliver any instrument or document of or on behalf of the Company or (d) any act or failure to act by the Company or as to any other matter whatsoever involving the Company or any Member.

7.4.          Waiver of Fiduciary Duties. To the fullest extent permitted by applicable law, no Member, in his, her or its capacity as a Member or Managing Member, shall have any duties or liabilities, including fiduciary duties, to the Company or any other Member and all such duties or liabilities are hereby irrevocably disclaimed and eliminated. The provisions of this Agreement, to the extent that they restrict or otherwise modify or eliminate the duties and liabilities, including fiduciary duties, of a Member otherwise existing at law or in equity, are agreed by the Members to replace any such other duties or liabilities of a Member.

7.5.          Tax Matters Partner; Partnership Representative.

7.5.1           To the extent the Company is required to have a “tax matters partner” under Section 6231(a)(7) of the Code (the “Tax Matters Partner”), the Class A Member shall act as the Tax Matters Partner. The Tax Matters Partner may resign at any time. The Company shall pay and be responsible for all reasonable third-party costs and expenses incurred by the Tax Matters Partner in performing its duties and any costs incurred by the Tax Matters Partner in connection with an audit of a Company income tax return.

7.5.2           For all taxable years beginning on or after January 1, 2018, the Class A Member (or any other Person designated by the Class A Member) shall be designated as the “partnership representative” (the “Partnership Representative”), as defined in Code Section 6223 (as in effect following the effective date of its amendment by Section 1101 of H.R. 1314, the “Bipartisan Budget Act of 2015”) and the Company and the Members shall complete any necessary actions (including executing any required certificates or other documents) to effect such designation. The Partnership Representative may resign at any time. The Company shall pay and be responsible for all third-party costs incurred by the Partnership Representative in performing its duties and any costs and expenses incurred by the Partnership Representative in connection with an audit of a Company income tax return. The Partnership Representative may make any elections available to be made as Partnership Representative, including, without limitation, the election described in Code Section 6226(a)(1) (as in effect following the effective date of its amendment by Section 1101 of the Bipartisan Budget Act of 2015). In the event that the Company becomes liable for any taxes, interest or penalties under Section 6225 of the Code, (i) each Person that was a Member of the Company for the taxable year to which such liability relates shall indemnify, defend and hold harmless the Company for such Person’s allocable share of the amount of such tax liability, including any interest and penalties associated therewith, (ii) the Company may cause the Members (including any former Member) to whom such liability relates to pay, and each such Member hereby agrees to pay, such amount to the Company, and such amount shall not be treated as a Capital Contribution, and (iii) without reduction to a Member’s (or former Member’s) obligations under this Section 7.5.2, any amount paid by the Company that is attributable to a Member and that is not paid by such Member pursuant to clause (ii) above, shall be treated for purposes of this Agreement as (A) a distribution to such Member for purposes of Section 6.2, and (B) a reduction to such Member’s Capital Account balance. The provisions contained in this Section 7.5.2 shall survive the dissolution of the Company and the withdrawal of any Member or the assignment of any Member’s interest in the Company.

7.5.3           The Company shall indemnify and hold harmless the Tax Matters Partner or Partnership Representative, as applicable, from and against any loss, liability, damage, cost or expense (including attorneys’ and accountants’ fees) sustained or incurred as a result of any act or decision concerning Company tax matters and within the scope of such Member’s responsibility as Tax Matters Partner or Partnership Representative, as applicable. All amounts indemnified shall be advanced as incurred. The Tax Matters Partner or Partnership Representative, as applicable, shall be entitled to rely on the advice of outside legal counsel and accountants as to the nature and scope of its responsibilities and authority, and any act or omission of the Tax Matters Partner or Partnership Representative pursuant to such advice in no event shall subject the Tax Matters Partner or Partnership Representative to liability to the Company or any Member.

7.5.4           Each Member agrees that any action taken by the Tax Matters Partner or Partnership Representative, as applicable, in connection with audits of the Company or any other matters relating to taxes shall be binding upon such Members and each such Members further agrees that such Members shall not treat any Company item inconsistently on such Member’s income tax return with the treatment of the item on the Company’s return and that such Member shall not independently act with respect to tax audits or tax proceedings affecting the Company, unless previously authorized to do so in writing by the Tax Matters Representative or Partnership Representative, as applicable, which authorization may be withheld by the Tax Matters Representative or Partnership Representative, as applicable, in its sole discretion.

7.6.          Tax Elections. The Class A Member shall have the authority to make, and abstain from making, all Company elections permitted under the Code.

8.          TRANSFER OF INTERESTS

8.1.          Transfer of Interests. The Members may not sell, assign, pledge, encumber, dispose of or otherwise transfer (a “Transfer”) all or any part of the economic or other rights that comprise its interest in the Company without the prior written consent of the Managing Member. The Class B Member may withdraw or resign as a Member in its sole discretion for no consideration.

8.2.          Drag-Along Right. If the Class A Member proposes a Transfer of all or substantially all of the economic or other rights that comprise its interest in the Company to one or more third parties that are not Affiliates of any Member, the Class A Member shall have the right to require the Class B Member to (i) take all actions reasonably necessary or appropriate to enable the Class A Member to effect such transaction and (ii) sell, Transfer or otherwise dispose of a corresponding percentage of the economic or other rights that comprise the Class B Member’s interest in the Company on the same terms and conditions and at the same time (but at a price that corresponds to Class B Member’s entitlements under Section 6.2) as the Class A Member.

8.3.          Tag-Along Right. If at any time the Class A Member proposes to Transfer all or any part of the economic or other rights that comprise its interest in the Company (other than a Transfer to a third party who (i) provides services to the Company or (ii) in connection with a bona fide financing by the Company) to one or more third parties that are not Affiliates of any Member, prior to such Transfer, the Class A Member shall deliver notice of such Transfer to the Class B Member (the “Transfer Notice”) and the Class B Member shall have the right for a period of thirty days following delivery of such Transfer Notice to participate in such Transfer and sell its pro rata share of economic or other rights that comprise its interest in the Company on the same terms and conditions and at the same time (but at a price that corresponds to Class B Member’s entitlements under Section 6.2) as the Class A Member.

9.          AMENDMENTS TO AGREEMENT

9.1.          This Agreement may be amended, modified or waived by the written action of the Managing Member; provided, however, that (a) no amendment, modification or waiver shall alter or modify Section 4.1, to the extent that such amendment or waiver alters or modifies the limited liability of any Member, without the consent of such Member, (b) no amendment or waiver shall require the Class B Member to make additional Capital Contributions to the Company without the written consent of such Member, (c) no amendment or waiver shall require the Class A Member to make additional Capital Contributions to the Company without the written consent of such Member, (d) no amendment, modification or waiver shall alter or modify Section 6.1, Section 6.2(a), Section 6.2(b) or Section 10.2 without the written consent of the Class A Member and Class B Member, and (e) no amendment or waiver that would affect, modify or alter the rights of a Member (or group of Members) specifically granted such rights by name shall be effective without that Member’s written consent. The Managing Member shall cause to be prepared and filed any amendment to the Certificate of Formation that may be required to be filed under the Act as a consequence of any amendment to this Agreement. Any modification, waiver or amendment to this Agreement pursuant to this Section 9 shall be binding on all Members.

10.         DISSOLUTION OF COMPANY

10.1.          Events of Dissolution or Liquidation. The Company will dissolve and its affairs will be wound up as may be determined by the Managing Member, or upon the earlier occurrence of any other event causing dissolution of the Company under the Act, provided that, in no event may the Company be dissolved without the prior written consent of the Managing Member; provided further, that, in no event may the Company file any voluntary or involuntary petition or action for relief under any bankruptcy reorganization, insolvency or moratorium law or any other applicable law for relief of, or relating to, debtors, now or hereafter in effect, or seek the appointment of a custodian, receiver, trustee (or other similar official) of the Company or all or any material portion of the Company’s assets, or the making of any assignment for the benefit of creditors, or the taking of any action in furtherance of any of the foregoing, in each case, without the prior written consent of the Managing Member. In such event, the Managing Member will proceed diligently to wind up the affairs of the Company and make final distributions, and will cause the existence of the Company to be terminated.

10.2.          Liquidation. After termination of the business of the Company, a final allocation shall be made pursuant to Section 6.5 and the assets of the Company shall be distributed in the following order of priority:

(a)          to creditors of the Company, including the Members if a creditor to the extent permitted by law, in satisfaction of liabilities of the Company (whether by payment thereof or the making of reasonable provision for payment thereof), including any liabilities and other obligations of the Company under Section 6.1, and reasonable, actual and documented out-of-pocket expenses incurred by the Class A Member in the performance of such Member’s duties as a Class A Member, other than liabilities for Distributions to the Members; and then

(b)          to the Members in accordance with Section 6.2(a).

11.         INDEMNIFICATION

11.1.          General. To the fullest extent permitted by applicable law, the Company shall indemnify, defend, and hold harmless the Members, the Managing Member and any director, officer, partner, stockholder, controlling Person or employee of the Members and any Person serving at the request of the Company as a Managing Member, officer, employee, partner, trustee or independent contractor of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (all of the foregoing Persons being referred to collectively as “Indemnified Parties” and individually as an “Indemnified Party”) from any liability, loss or damage incurred by the Indemnified Party by reason of any act performed or omitted to be performed by the Indemnified Party in connection with the business of the Company and from liabilities or obligations of the Company imposed on such Person by virtue of such Person’s position with the Company, including reasonable and documented attorneys’ fees and costs and any amounts expended in the settlement of any such claims of liability, loss or damage (solely to the extent that the Company has consented in writing to such settlement terms); provided, however, that if the liability, loss, damage or claim arises out of any action or inaction of an Indemnified Party, indemnification under this Section 11 shall be available only if (a) either (i) the Indemnified Party, at the time of such action or inaction, determined in good faith that its, his or her course of conduct was in, or not opposed to, the best interests of the Company or (ii) in the case of inaction by the Indemnified Party, the Indemnified Party did not intend its, his or her inaction to be harmful or opposed to the best interests of the Company and (b) the action or inaction did not constitute fraud, gross negligence or willful misconduct by the Indemnified Party; provided, further, however, that the indemnification under this Section 11.1 shall be recoverable only from the assets of the Company and not from any assets of the Member. Unless the Managing Member determines in good faith that the Indemnified Party is unlikely to be entitled to indemnification under this Section 11 the Company shall pay or reimburse reasonable and documented attorneys’ fees of an Indemnified Party as incurred, provided that such Indemnified Party executes an undertaking, with appropriate security if requested by the Managing Member, to repay the amount so paid or reimbursed in the event that a final non-appealable determination by a court of competent jurisdiction that such Indemnified Party is not entitled to indemnification under this Section 11. The Company may pay for insurance covering liability of the Indemnified Party for negligence in operation of the Company’s affairs.

11.2.          Exculpation. To the fullest extent permitted by applicable law, no Indemnified Party shall be liable, in damages or otherwise, to the Company or to the Members for any loss that arises out of any act performed or omitted to be performed by it, him or her pursuant to the authority granted by this Agreement if (a) either (i) the Indemnified Party, at the time of such action or inaction, determined in good faith that such Indemnified Party’s course of conduct was in, or not opposed to, the best interests of the Company or (ii) in the case of inaction by the Indemnified Party, the Indemnified Party did not intend such Indemnified Party’s inaction to be harmful or opposed to the best interests of the Company and (b) the conduct of the Indemnified Party did not constitute fraud, gross negligence or willful misconduct by such Indemnified Party. In no event shall the Class A Member or any of its Indemnified Parties be liable, in damages or otherwise, to the Company or to the Members for any loss that arises out of any act performed or omitted to be performed by the Class A Member pursuant to this Agreement, unless such action or omission constitutes intentional common law fraud as determined by a court of competent jurisdiction in a final non-appealable order.

11.3.          Agreement Supersedes Duties Prescribed at Law or in Equity, etc.  Notwithstanding anything to the contrary in this Agreement or otherwise in law or in equity, to the extent the Class A Member has duties or liabilities relating thereto to the Company or any Member, the Class A Member acting in connection with the Company’s business or affairs shall not be liable to the Company or to any Member for its good faith reliance on the provisions of this Agreement.  The provisions of this Agreement, to the extent that they restrict or eliminate the duties and liabilities or rights and powers of the Class A Member otherwise existing at law or in equity, are agreed by the Members to replace such other duties, liabilities, rights and powers of such Class A Member to the maximum extent permitted by law.  Whenever in this Agreement the Class A Member is permitted or required to make a decision in its “discretion” or under a grant of similar authority or latitude, the Class A Member shall be entitled to consider only such interests and factors as it desires, and shall, to the maximum extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting any Member or the Company.

11.4.          Persons Entitled to Indemnity. Any Person who is within the definition of “Indemnified Party” at the time of any action or inaction in connection with the business of the Company shall be entitled to the benefits of this Section 11 as an “Indemnified Party” with respect thereto, regardless of whether such Person continues to be within the definition of “Indemnified Party” at the time of such Indemnified Party’s claim for indemnification or exculpation hereunder.

11.5.          Procedure Agreements. The Company may enter into an agreement with any of its officers, employees, consultants, counsel and agents or the Member, setting forth procedures consistent with applicable law for implementing the indemnities provided in this Section 11.

12.         MISCELLANEOUS

12.1.          General. This Agreement: (a) shall be binding upon the legal successors of the Members, (b) shall be governed by and construed in accordance with the laws of the State of Delaware and (c) contains the entire agreement as to the subject matter hereof. The waiver of any of the provisions, terms, or conditions contained in this Agreement shall not be considered as a waiver of any of the other provisions, terms, or conditions hereof.

12.2.          Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon email delivery, personal delivery or receipt (which may be evidenced by a return receipt if sent by registered mail or by signature if delivered by courier or delivery service or by email return receipt), addressed to such Member at its address in Schedule 3.1 or otherwise specified by such Member.

12.3.          Gender. Any gender shall be deemed to include the masculine, feminine and neuter genders.

12.4.          Severability. If any provision of this Agreement is determined by a court to be invalid or unenforceable, that determination shall not affect the other provisions hereof, each of which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each said provision shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

12.5.          Headings. The headings used in this Agreement are used for administrative convenience only and do not constitute substantive matter to be considered in construing the terms of this Agreement.

12.6.          No Third Party Rights. Except for the provisions of Section 7.3, the provisions of this Agreement are for the benefit of the Company, the Members and permitted assignees and no other Person, including creditors of the Company, shall have any right or claim against the Company or the Members by reason of this Agreement or any provision hereof or be entitled to enforce any provision of this Agreement.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the Members and the Company have executed this Agreement as of the day and year first set forth above.

Members:	CF INVT HOLDINGS LLC

	By:	/s/ Constantine Dakolias
Name:
Title:

INVENTERGY, INC.

	By:	/s/ Joseph Beyers
Name:
Title:

Company:	INVT SPE LLC

	By:	/s/ Constantine Dakolias
Name:
Title:

Schedule I

PATENTS

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-001-01	CN1173499	CN	Granted	OFDMA signal transmitting apparatus and method	CN99800972.5	1999/05/28
13PA01-001-02	EP1001566	EP	EP-Pending	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-03	EP1001566	DE	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-04	EP1001566	FR	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-05	EP1001566	GB	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-06	EP1001566	IT	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-07	EP1001566	NL	EP-Designated	OFDMA signal transmitting apparatus and method	EP99922578	1999/05/28
13PA01-001-08	JP3515690	JP	Granted	OFDMA signal transmitter and its method	JP15321498	1998/06/02
13PA01-001-09	US6726297	US	Granted	OFDMA signal transmission apparatus and method	US09/462491	2000/01/20
13PA01-002-01	JP4864008	JP	Granted	Method of the carrier allotment in the multiple cell orthogonal frequency division multiple access system	JP2007545294	2006/11/16
13PA01-002-02	US8009549	US	Granted	Carrier allocation method in multi cell orthogonal frequency division multiple access system	US12/092950	2006/11/16
13PA01-003-01	EP1968335	DE	Granted	Radio communication base station device and pilot transmission method	EP07706996	2007/01/18
13PA01-003-02	EP1968335	FR	Granted	Radio communication base station device and pilot transmission method	EP07706996	2007/01/18
13PA01-003-03	EP1968335	GB	Granted	Radio communication base station device and pilot transmission method	EP07706996	2007/01/18
13PA01-003-04	JP4832450	JP	Granted	Radio communication base station device and pilot transmission method	JP2007554946	2007/01/18
13PA01-003-05	US8416810	US	Granted	Radio communication base station apparatus and pilot transmission method	US12/160872	2007/01/18
13PA01-004-01	CN100440762	CN	Granted	OFDM communication device	CN01803504.3	2001/11/14
13PA01-004-02	DE60143934	DE	Granted	OFDM communication device	DE60143934	2001/11/14
13PA01-004-03	DE60143978	DE	Granted	OFDM communication device	DE60143978	2001/11/14
13PA01-004-04	EP1249955	GB	Granted	OFDM communication device	EP01982773	2001/11/14
13PA01-004-05	EP1249955	FR	Granted	OFDM communication device	EP01982773	2001/11/14
13PA01-004-06	EP2161867	GB	Granted	OFDM communication device	EP09178209	2001/11/14
13PA01-004-07	EP2161867	FR	Granted	OFDM communication device	EP09178209	2001/11/14
13PA01-004-08	JP4000057	JP	Granted	OFDM communication device	JP2002543837	2001/11/14
13PA01-004-09	US7646702	US	Granted	OFDM communication apparatus	US10/169716	2002/07/09
13PA01-004-10	US8238226	US	Granted	OFDM communication apparatus	US12/505420	2009/07/17

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-005-01	CN100544237	CN	Granted	Radio base station apparatus	CN03804886.8	2003/08/01
13PA01-005-02	DE60325861	DE	Granted	Radio base station apparatus	DE60325861	2003/08/01
13PA01-005-03	EP1525687	FR	Granted	Radio base station apparatus	EP03766690	2003/08/01
13PA01-005-04	EP1525687	GB	Granted	Radio base station apparatus	EP03766690	2003/08/01
13PA01-005-05	JP4098027	JP	Granted	Radio base station apparatus	JP2002224571	2002/08/01
13PA01-005-06	US7593317	US	Granted	Radio base station apparatus	US10/503010	2004/07/29
13PA01-006-06	JP4971172	JP	Granted	Receiving device, integrated circuit and reception method	JP2007539403	2006/02/28
13PA01-006-07	US7929627	US	Granted	OFDM receiver, integrated circuit and receiving method	US11/885042	2006/02/28
13PA01-007-01	CN101080893	CN	Granted	Re-transmission method and transmitting device for multi-antenna transmission	CN200580043160.3	2005/12/14
13PA01-007-03	JP4863884	JP	Granted	The retransmission method in multiple antenna transmitting	JP2006548891	2005/12/14
13PA01-007-04	KR100912762	KR	Granted	Retransmitting method and transmitting method in multi-antenna transmission	KR20077013565	2007/06/15
13PA01-007-05	US7826557	US	Granted	Retransmitting method and transmitting method in multi-antenna transmission	US11/721911	2005/12/14
13PA01-008-01	EP1895679	DE	Granted	MIMO antenna apparatus controlling number of streams and modulation and demodulation method	EP07115147	2007/08/29
13PA01-008-02	EP1895679	GB	Granted	MIMO antenna apparatus controlling number of streams and modulation and demodulation method	EP07115147	2007/08/29
13PA01-008-03	JP4837638	JP	Granted	MIMO antenna apparatus and wireless communication apparatus having it	JP2007222315	2007/08/29
13PA01-008-04	US7792084	US	Granted	MIMO antenna apparatus controlling number of streams and modulation and demodulation method	US11/892886	2007/08/28
13PA01-009-01	JP4864000	JP	Granted	The radio communication base station device and the radio communication method in multiple carrier communicating	JP2007529557	2006/08/04
13PA01-009-03	US8064393	US	Granted	Wireless communication base station apparatus and wireless communication method in multicarrier communication	US11/997841	2006/08/04
13PA01-010-01	CN101502025	CN	Granted	Wireless communication base station device and wireless communication method	CN200780028893.9	2007/10/12
13PA01-010-02	EP2051410	EP	EP-Pending	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-03	EP2051410	DE	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-04	EP2051410	FR	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-05	EP2051410	GB	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-06	EP2051410	FI	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-07	EP2051410	SE	EP-Designated	Wireless communication base station device and wireless communication method	EP07829721.5	2007/10/12
13PA01-010-08	JP4903033	JP	Granted	Wireless communication base station device and wireless communication method	JP2006344925	2006/12/21
13PA01-010-09	US8270332	US	Granted	Wireless communication base station device and wireless communication method	US12/377373	2007/10/12
13PA01-010-10	US8582573	US	Granted	Radio communication base station apparatus and radio communication method	US13/590841	2012/08/21

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-011-01	BR9906339	BR	Granted	Radio communication apparatus and transmission rate control method	BRPI9906339-5	1999/04/19
13PA01-011-02	CA2293606	CA	Granted	Radio communication apparatus and transmission rate control method	CA2293606	1999/04/19
13PA01-011-03	CN1130944	CN	Granted	Radio communication device and method for controlling transmission rate	CN99800567.3	1999/04/19
13PA01-011-04	DE69903110	DE	Granted	Radio communication apparatus and transmission rate control method	DE69903110	1999/04/19
13PA01-011-05	DE69914351	DE	Granted	Radio communication apparatus and transmission rate control method	DE69914351	1999/04/19
13PA01-011-06	EP1122965	FR	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-07	EP1122965	FI	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-08	EP1122965	GB	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-09	EP1122965	IT	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-10	EP1122965	NL	Granted	Radio communication device and method of controlling transmission rate	EP01106695	1999/04/19
13PA01-011-11	EP0986282	FR	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-12	EP0986282	FI	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-13	EP0986282	GB	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-14	EP0986282	IT	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-15	EP0986282	NL	Granted	Radio communication device and method of controlling transmission rate	EP99913715	1999/04/19
13PA01-011-16	ES2214356	ES	Granted	Radio communication device and method of controlling transmission rate	ES01106695	1999/04/19
13PA01-011-17	ES2184430	ES	Granted	Radio communication device and method of controlling transmission rate	ES99913715	1999/04/19
13PA01-011-18	JP4738451	JP	Granted	Communication terminal apparatus and communication method therefor	JP2008194038	2008/07/28
13PA01-011-19	US6400929	US	Granted	Radio communication device and method of controlling transmission rate	US09/424843	1999/12/06
13PA01-011-20	US6381445	US	Granted	Radio communication device and method of controlling transmission rate	US09/648742	2000/08/28
13PA01-011-21	US6366763	US	Granted	Radio communication device and method of controlling transmission rate	US09/648756	2000/08/28
13PA01-011-22	US6370359	US	Granted	Radio communication device and method of controlling transmission rate	US09/648757	2000/08/28
13PA01-011-23	US6487394	US	Granted	Radio communication device and method of controlling transmission rate	US09/649003	2000/08/28
13PA01-011-24	US6597894	US	Granted	Radio communication device and method of controlling transmission rate	US09/649006	2000/08/28
13PA01-011-25	US6505035	US	Granted	Radio communication apparatus and transmission rate control method	US10/052261	2002/01/23
13PA01-011-26	US6973289	US	Granted	Radio communication device and method of controlling transmission rate	US10/057897	2002/01/29
13PA01-011-27	US6611676	US	Granted	Radio communication apparatus and transmission rate control method	US10/083553	2002/02/27
13PA01-011-28	US7636551	US	Granted	Radio communication device and method of controlling transmission rate	US11/228339	2005/09/19
13PA01-012-01	US6637001	US	Granted	Apparatus and method for image/voice transmission	US09/650743	2000/08/30
13PA01-013-02	CN1266868	CN	Granted	Communication terminal device and decoding method	CN01804109.4	2001/11/22
13PA01-013-03	JP3399923	JP	Granted	Decoding device and decoding method	JP2000362431	2000/11/29

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-013-04	US6813323	US	Granted	Decoding method and communication terminal apparatus	US10/182270	2002/07/25
13PA01-014-01	JP3522700	JP	Granted	Channel detecting apparatus and method therefor	JP2001023713	2001/01/31
13PA01-014-02	JP3526271	JP	Granted	Decoding device and decoding method	JP2001031850	2001/02/08
13PA01-014-03	JP3492637	JP	Granted	Decoding device and decoding method	JP2001046559	2001/02/22
13PA01-014-04	KR100727732	KR	Granted	Decoding device and decoding method	KR20057021280	2005/11/09
13PA01-014-05	US6734810	US	Granted	Apparatus and method for decoding	US10/221267	2002/09/10
13PA01-014-06	US6940428	US	Granted	Apparatus and method for decoding	US10/793737	2004/03/08
13PA01-014-07	US6922159	US	Granted	Apparatus and method for decoding	US10/793766	2004/03/08
13PA01-015-01	CN1114324	CN	Granted	Base station, mobile unit communication apparatus and method of communication between them	CN97119237.5	1997/09/30
13PA01-015-02	DE69708823	DE	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	DE69708823	1997/10/01
13PA01-015-03	EP0836288	FI	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01
13PA01-015-04	EP0836288	FR	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01
13PA01-015-05	EP0836288	GB	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01
13PA01-015-06	EP0836288	SE	Granted	Spread-spectrum method and system for communication between a base station and a plurality of mobile units	EP97307725	1997/10/01
13PA01-015-08	US6069884	US	Granted	Method of communication between a base station and a plurality of mobile unit communication apparatus, a base station, and mobile unit communication apparatus	US08/937005	1997/09/24
13PA01-016-01	AU710430	AU	Granted	Base station equipment for mobile communication	AU4320797	1997/09/25
13PA01-016-02	CA2238358	CA	Granted	Base station apparatus for mobile communication	CA2238358	1997/09/25
13PA01-016-03	CN1175592	CN	Granted	Base station equipment for mobile communication	CN97191312.9	1997/09/25
13PA01-016-04	DE69721224	DE	Granted	Soft handover method in a sectored base station and base station therefor	DE69721224	1997/09/25
13PA01-016-05	EP0869629	FR	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-06	EP0869629	GB	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-07	EP0869629	IT	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-08	EP0869629	NL	Granted	Soft handover method in a sectored base station and base station therefor	EP97941232	1997/09/25
13PA01-016-09	JP4098833	JP	Granted	Mobile communication base station device	JP51549798	1997/09/25
13PA01-016-10	US6119004	US	Granted	Base station equipment for mobile communication	US09/068541	1998/05/13
13PA01-017-01	CN1100464	CN	Granted	Differential detector with error correcting function	CN98105319.X	1998/02/20
13PA01-017-02	DE69818323	DE	Granted	Differential detector with error correcting function	DE69818323	1998/02/11

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-017-03	EP0860964	FR	Granted	Differential detector with error correcting function	EP98301000	1998/02/11
13PA01-017-04	EP0860964	GB	Granted	Differential detector with error correcting function	EP98301000	1998/02/11
13PA01-017-06	US6069924	US	Granted	Differential detector with error correcting function	US09/027510	1998/02/20
13PA01-018-01	CN1262083	CN	Granted	CDMA radio communication system and its method	CN99110630.X	1999/07/23
13PA01-018-02	DE69936019	DE	Granted	CDMA radio communication system and method	DE69936019	1999/07/21
13PA01-018-05	EP0975118	FR	Granted	CDMA radio communication system and method	EP99114151	1999/07/21
13PA01-018-06	EP0975118	GB	Granted	CDMA radio communication system and method	EP99114151	1999/07/21
13PA01-018-09	JP3411854	JP	Granted	CDMA radio communication system and method	JP19480599	1999/07/08
13PA01-018-10	JP3411850	JP	Granted	CDMA radio communication system	JP9142999	1999/03/31
13PA01-018-11	US6636723	US	Granted	CDMA radio communication system using chip interleaving	US09/359020	1999/07/22
13PA01-019-01	CN1170388	CN	Granted	Commutation method in CDMA	CN02105576.9	1998/04/15
13PA01-019-02	CN1086524	CN	Granted	Switching over method for CDMA system and base station of mobile station	CN98106939.8	1998/04/15
13PA01-019-03	DE69817904	DE	Granted	Handover method in a spread spectrum communication system	DE69817904	1998/04/14
13PA01-019-04	DE69824054	DE	Granted	Spread spectrum communication system	DE69824054	1998/04/14
13PA01-019-05	EP1304899	FR	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-06	EP1304899	GB	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-07	EP1304899	NL	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-08	EP1304899	SE	Granted	Spread spectrum communication system	EP02026952	1998/04/14
13PA01-019-09	EP0873034	FR	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-10	EP0873034	GB	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-11	EP0873034	NL	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-12	EP0873034	SE	Granted	Handover method in a spread spectrum communication system	EP98106758	1998/04/14
13PA01-019-13	KR100371837	KR	Granted	Hand-over method, mobile station apparatus and base station apparatus	KR20020030497	2002/05/31
13PA01-019-14	US6628630	US	Granted	Spread spectrum communication method	US09/058881	1998/04/13
13PA01-020-02	US6404778	US	Granted	Radio communication apparatus	US09/159602	1998/09/24
13PA01-021-01	CN1134128	CN	Granted	CDMA/TDD mobile communication system and method	CN99103968.8	1999/03/09
13PA01-021-02	DE69927200	DE	Granted	CDMA/TDD mobile communication system and method	DE69927200	1999/03/04
13PA01-021-03	DE69942350	DE	Granted	CDMA/TDD mobile station and method	DE69942350	1999/03/04
13PA01-021-04	EP1578163	FR	Granted	CDMA/TDD mobile station and method	EP05013391	1999/03/04
13PA01-021-05	EP1578163	GB	Granted	CDMA/TDD mobile station and method	EP05013391	1999/03/04
13PA01-021-06	EP1578163	IT	Granted	CDMA/TDD mobile station and method	EP05013391	1999/03/04

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-021-07	EP0948221	FR	Granted	CDMA/TDD mobile communication system and method	EP99102882	1999/03/04
13PA01-021-08	EP0948221	GB	Granted	CDMA/TDD mobile communication system and method	EP99102882	1999/03/04
13PA01-021-09	EP0948221	IT	Granted	CDMA/TDD mobile communication system and method	EP99102882	1999/03/04
13PA01-021-10	ES2343414	ES	Granted	CDMA/TDD mobile station and method	ES05013391	1999/03/04
13PA01-021-11	ES2248932	ES	Granted	CDMA/TDD mobile communication system and method	ES99102882	1999/03/04
13PA01-021-12	JP3881770	JP	Granted	System and method for time division duplex CDMA mobile communication	JP7831798	1998/03/10
13PA01-021-13	US6611509	US	Granted	CDMA/TDD mobile communication system and method	US09/264826	1999/03/09
13PA01-021-14	US6807162	US	Granted	CDMA/TDD mobile communication system and method	US10/166268	2002/06/11
13PA01-021-15	US6973065	US	Granted	CDMA/TDD mobile communication system and method	US10/419733	2003/04/22
13PA01-021-16	US7778224	US	Granted	CDMA/TDD mobile communication system and method	US10/885684	2004/07/08
13PA01-022-01	CN100413233	CN	Granted	Communication terminal device and base station device	CN00131890.X	2000/07/05
13PA01-022-02	DE60026907	DE	Granted	Communication terminal apparatus and base station apparatus	DE60026907	2000/07/04
13PA01-022-03	DE60043953	DE	Granted	CDMA transmitter and receiver using midambles	DE60043953	2000/07/04
13PA01-022-04	EP1067723	FR	Granted	Communication terminal apparatus and base station apparatus	EP00114318	2000/07/04
13PA01-022-05	EP1067723	GB	Granted	Communication terminal apparatus and base station apparatus	EP00114318	2000/07/04
13PA01-022-07	EP1667337	FR	Granted	CDMA transmitter and receiver using midambles	EP06001107	2000/07/04
13PA01-022-08	EP1667337	GB	Granted	CDMA transmitter and receiver using midambles	EP06001107	2000/07/04
13PA01-022-09	EP1667337	SE	Granted	CDMA transmitter and receiver using midambles	EP06001107	2000/07/04
13PA01-022-12	JP3748351	JP	Granted	Communication equipment and communication method	JP33139199	1999/11/22
13PA01-022-14	US6765894	US	Granted	Communication terminal apparatus and base station apparatus	US09/606906	2000/06/30
13PA01-022-15	US7656844	US	Granted	Radio transmission apparatus and radio reception apparatus in a CDMA communication system	US10/868029	2004/06/16
13PA01-022-16	US8437316	US	Granted	Radio transmission apparatus and radio reception apparatus in a CDMA communication system	US12/641177	2009/12/17
13PA01-022-17	CN101340257	CN	Granted	Communication terminal device and base station device	CN200810133840.X	2000/07/05
13PA01-023-01	CN1233119	CN	Granted	Wireless communication device and wireless communication method	CN00119928.5	2000/07/03
13PA01-023-03	JP3678944	JP	Granted	Transmitter-receiver	JP18952099	1999/07/02
13PA01-023-04	KR20010015127	KR	Granted	Transmitter-receiver	KR20000037494	2000/07/01
13PA01-023-05	US6839335	US	Granted	Radio communication apparatus and radio communication method	US09/605862	2000/06/29
13PA01-024-01	CA2316782	CA	Granted	Apparatus and method for transmission/reception	CA2316782	1999/11/08
13PA01-024-02	CN1248438	CN	Granted	Transmitting / receiving device and transmitting / receiving method	CN99801989.5	1999/11/08
13PA01-024-03	EP1043858	DE	Granted	Transmitting/receiving device and transmitting/receiving method	EP99954417	1999/11/08

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-024-04	EP1043858	FR	Granted	Transmitting/receiving device and transmitting/receiving method	EP99954417	1999/11/08
13PA01-024-05	EP1043858	GB	Granted	Transmitting/receiving device and transmitting/receiving method	EP99954417	1999/11/08
13PA01-024-06	IL137058	IL	Granted	Apparatus and method for transmission/reception	IL13705899	1999/11/08
13PA01-024-08	NO332385	NO	Granted	Apparatus and method for transmission/reception	NO20003476	2000/07/05
13PA01-024-09	US7072416	US	Granted	Transmitting/receiving device and transmitting/receiving method	US09/582558	2000/06/29
13PA01-024-10	US7760815	US	Granted	Apparatus and method for transmission/reception	US11/431606	2006/05/11
13PA01-024-11	KR388400	KR	Granted	Apparatus and method for transmission/reception	KR2000-7007459	1999/11/08
13PA01-024-12	KR611866	KR	Granted	Apparatus and method for transmission/reception	KR2003-7000348	2003/01/10
13PA01-025-01	CN1281009	CN	Granted	Apparatus and method for orthogonal frequency division multiplexing communication	CN00126839.2	2000/09/06
13PA01-025-02	DE60041618	DE	Granted	Multicarrier receiver with selectable demodulators	DE60041618	2000/09/06
13PA01-025-03	EP1083718	FR	Granted	Multicarrier receiver with selectable demodulators	EP00119285	2000/09/06
13PA01-025-04	EP1083718	GB	Granted	Multicarrier receiver with selectable demodulators	EP00119285	2000/09/06
13PA01-025-05	EP1083718	SE	Granted	Multicarrier receiver with selectable demodulators	EP00119285	2000/09/06
13PA01-025-07	JP3796076	JP	Granted	OFDM communication equipment	JP25363399	1999/09/07
13PA01-025-09	US6868056	US	Granted	Apparatus and method for OFDM communication	US09/635096	2000/08/09
13PA01-026-01	CN1153392	CN	Granted	Interference signal removing device and interference signal removing method	CN01800054.1	2001/01/15
13PA01-026-02	DE60114511	DE	Granted	Interference signal removing device and interference signal removing method	DE60114511	2001/01/15
13PA01-026-03	EP1164735	FR	Granted	Interference signal removing device and interference signal removing method	EP01900770	2001/01/15
13PA01-026-04	EP1164735	GB	Granted	Interference signal removing device and interference signal removing method	EP01900770	2001/01/15
13PA01-026-05	JP3515033	JP	Granted	Interference signal elimination device and interference signal elimination method	JP2000010877	2000/01/19
13PA01-026-06	US6944208	US	Granted	Interference signal canceling apparatus and interference signal canceling method	US09/936727	2001/09/17
13PA01-027-01	CN1174643	CN	Granted	Combined signalling and signal interference ratio internal ring power control	CN01102993.5	2001/02/13
13PA01-027-03	DE60045506	DE	Granted	Inner-loop power control	DE60045506	2000/11/21
13PA01-027-04	EP1139580	FR	Granted	Inner-loop power control	EP00310315	2000/11/21
13PA01-027-05	EP1139580	GB	Granted	Inner-loop power control	EP00310315	2000/11/21
13PA01-027-06	EP1139580	IT	Granted	Inner-loop power control	EP00310315	2000/11/21
13PA01-027-07	ES2358388	ES	Granted	Inner-loop power control	ES00310315	2000/11/21
13PA01-027-08	US6781973	US	Granted	Combined signaling and sir inner-loop power control	US09/538888	2000/03/30
13PA01-028-01	CN1181625	CN	Granted	Communication terminal device and transmit power control method	CN00802695.5	2000/11/27
13PA01-028-03	DE60049332.6	DE	Granted	Communication terminal, base station system, and method of controlling transmission power	EP00977949	2000/11/27
13PA01-028-04	EP1146668	FR	Granted	Communication terminal, base station system, and method of controlling transmission power	EP00977949	2000/11/27

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-028-05	EP1146668	GB	Granted	Communication terminal, base station system, and method of controlling transmission power	EP00977949	2000/11/27
13PA01-028-06	JP3583343	JP	Granted	Communication terminal, base station unit and transmission power control method	JP2000076032	2000/03/17
13PA01-028-07	US7145886	US	Granted	Communication terminal, base station system, and method of controlling transmission power	US09/889919	2001/07/25
13PA01-029-02	CN1148895	CN	Granted	Base station unit and method for radio communication	CN01801884.X	2001/07/02
13PA01-029-03	CN1276596	CN	Granted	Base station apparatus and radio communication method	CN200410007371.9	2001/07/02
13PA01-029-04	DE60117263	DE	Granted	Base station unit and method for radio communication	DE60117263	2001/07/02
13PA01-029-05	DE60121055	DE	Granted	Base station apparatus and radio communication method for high-speed data communication	DE60121055	2001/07/02
13PA01-029-06	EP1209824	FR	Granted	Base station unit and method for radio communication	EP01945745	2001/07/02
13PA01-029-07	EP1209824	GB	Granted	Base station unit and method for radio communication	EP01945745	2001/07/02
13PA01-029-08	EP1437841	FR	Granted	Base station apparatus and radio communication method for high-speed data communication	EP04003162	2001/07/02
13PA01-029-09	EP1437841	GB	Granted	Base station apparatus and radio communication method for high-speed data communication	EP04003162	2001/07/02
13PA01-029-10	JP4409793	JP	Granted	Base station equipment and method for radio communication	JP2001200184	2001/06/29
13PA01-029-11	JP4359218	JP	Granted	Base station system and radio communication method	JP2004293911	2004/10/06
13PA01-029-12	US6847828	US	Granted	Base station apparatus and radio communication method	US10/069484	2002/02/27
13PA01-029-13	US7386321	US	Granted	Base station apparatus and radio communication method	US10/793738	2004/03/08
13PA01-030-01	CN1174588	CN	Granted	Grouping receiver and transmission method thereof	CN02119390.8	2002/05/15
13PA01-030-02	DE60208466	DE	Granted	Method and device for error correction in the static header information of a received packet	DE60208466	2002/05/15
13PA01-030-03	EP1261184	FR	Granted	Method and device for error correction in the static header information of a received packet	EP02010884	2002/05/15
13PA01-030-04	EP1261184	GB	Granted	Method and device for error correction in the static header information of a received packet	EP02010884	2002/05/15
13PA01-030-05	JP3512177	JP	Granted	Packet receiver and packet transmission method	JP2001146281	2001/05/16
13PA01-030-06	US7266118	US	Granted	Packet receiving apparatus and packet transmission method	US10/143989	2002/05/14
13PA01-031-04	CN1288939	CN	Granted	Radio communication system, base station device and communication terminal accommodated in the system	CN01804070.5	2001/11/27
13PA01-031-06	DE60106196	DE	Granted	Radio communication system, base station device and communication terminal accommodated in the system	DE60106196	2001/11/27
13PA01-031-07	DE60114671	DE	Granted	Radio communication system, base station and communication terminal	DE60114671	2001/11/27
13PA01-031-08	EP1246492	SE	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-09	EP1246492	NL	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-10	EP1246492	IT	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-031-11	EP1246492	GB	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-12	EP1246492	FR	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-13	EP1246492	FI	Granted	Radio communication system, base station device and communication terminal accommodated in the system	EP01999126	2001/11/27
13PA01-031-14	EP1387597	FR	Granted	Radio communication system, base station and communication terminal	EP03025316	2001/11/27
13PA01-031-15	EP1387597	GB	Granted	Radio communication system, base station and communication terminal	EP03025316	2001/11/27
13PA01-031-16	ES2230395	ES	Granted	Radio communication system, base station device and communication terminal accommodated in the system	ES01999126	2001/11/27
13PA01-031-17	JP3691383	JP	Granted	Radio communication system, base station device and communication terminal accommodated in the system	JP2000363649	2000/11/29
13PA01-031-18	US7133379	US	Granted	Wireless communication system, and base station apparatus and communication terminal apparatus accommodated in the system	US10/181349	2002/07/17
13PA01-032-11	JP3679000	JP	Granted	Radio base station equipment and radio communication method	JP2000389473	2000/12/21
13PA01-032-13	US7392019	US	Granted	Wireless base station apparatus and wireless communication method	US11/053837	2005/02/10
13PA01-033-01	CN1224207	CN	Granted	Method and apparatus for automatic request repeat of sending and receiving	CN02142556.6	2002/08/22
13PA01-033-02	DE60104113	DE	Granted	Multichannel ARQ method and apparatus	DE60104113	2001/08/22
13PA01-033-03	EP1286491	FR	Granted	Multichannel ARQ method and apparatus	EP01120182	2001/08/22
13PA01-033-04	EP1286491	GB	Granted	Multichannel ARQ method and apparatus	EP01120182	2001/08/22
13PA01-033-05	JP3650383	JP	Granted	Transmitter, receiver and ARQ transmitting and receiving method	JP2002241027	2002/08/21
13PA01-033-06	KR100494251	KR	Granted	ARQ transmission and reception methods and apparatus	KR20020049754	2002/08/22
13PA01-033-07	US7339949	US	Granted	ARQ transmission and reception methods and apparatus	US10/222989	2002/08/19
13PA01-034-01	CN1319307	CN	Granted	Transmission/reception apparatus and transmission/reception method	CN02820398.4	2002/08/07
13PA01-034-02	DE60239543	DE	Granted	Transmission / reception apparatus and transmission / reception method	DE60239543	2002/08/07
13PA01-034-03	EP1422861	FR	Granted	Transmission / reception apparatus and transmission / reception method	EP02755868	2002/08/07
13PA01-034-04	EP1422861	GB	Granted	Transmission / reception apparatus and transmission / reception method	EP02755868	2002/08/07
13PA01-034-05	JP3880437	JP	Granted	Transmission/reception apparatus and transmission/ reception method	JP2002113607	2002/04/16
13PA01-034-06	US7702025	US	Granted	Transmission/reception apparatus and transmission/reception method	US10/487574	2004/02/25
13PA01-035-01	CN1224293	CN	Granted	Dispatching device, base station device and wireless communication method	CN02804809.1	2002/11/11
13PA01-035-02	EP1365617	FR	Granted	Schedule creation apparatus, base station apparatus, and radio communication method	EP02780065	2002/11/11
13PA01-035-03	EP1365617	DE	Granted	Schedule creation apparatus, base station apparatus, and radio communication method	EP02780065	2002/11/11
13PA01-035-04	EP1365617	GB	Granted	Schedule creation apparatus, base station apparatus, and radio communication method	EP02780065	2002/11/11
13PA01-035-05	JP3576525	JP	Granted	Schedule maker, base station device, and radio communication method	JP2001345444	2001/11/09

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-035-06	US7460502	US	Granted	Scheduling creation apparatus, base station apparatus, and radio communication method	US10/250487	2003/07/03
13PA01-036-01	CN100514895	CN	Granted	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	CN03800915.3	2003/03/19
13PA01-036-02	EP1492258	EP	EP-Pending	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-03	EP1492258	DE	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-04	EP1492258	FR	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-05	EP1492258	GB	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-06	EP1492258	FI	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-07	EP1492258	SE	EP-Designated	Method of data retransmission in multi-carrier transmission and communication apparatus having data retransmission control device	EP03710414	2003/03/19
13PA01-036-08	JP4287751	JP	Granted	The data retransmission method in multiple carrier transmitting and the communication device which has the data retransmission control equipment	JP2003581390	2003/03/19
13PA01-036-09	US7269774	US	Granted	Data receiving apparatus, data transmitting apparatus and retransmission request method	US10/484951	2004/01/28
13PA01-037-01	CN1266982	CN	Granted	Radio communication apparatus and transfer rate decision method	CN03800365.1	2003/02/06
13PA01-037-02	DE60314588	DE	Granted	Radio communication apparatus and transfer rate decision method	DE60314588	2003/02/06
13PA01-037-03	EP1424869	FR	Granted	Radio communication apparatus and transfer rate decision method	EP03705051	2003/02/06
13PA01-037-04	EP1424869	GB	Granted	Radio communication apparatus and transfer rate decision method	EP03705051	2003/02/06
13PA01-037-05	JP3686614	JP	Granted	Wireless communication apparatus and transmission rate decision method	JP2002030942	2002/02/07
13PA01-037-07	US7385934	US	Granted	Radio communication apparatus and transfer rate decision method	US10/476845	2003/11/06
13PA01-038-01	CN100514973	CN	Granted	Rate matching device and rate matching method	CN03800419.4	2003/01/30
13PA01-038-03	JP3629241	JP	Granted	Device and method for rate matching	JP2002021499	2002/01/30
13PA01-038-04	US7114121	US	Granted	Rate matching device and rate matching method	US10/478139	2003/11/20
13PA01-039-01	CN100502273	CN	Granted	Test device, mobile terminal device and test method	CN200310102691.8	2003/10/29
13PA01-039-02	CN1964243	CN	Granted	Test apparatus, mobile terminal apparatus and wireless transmission property test method	CN200610073263.0	2003/10/29
13PA01-039-04	EP1441554	CH	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-05	EP1441554	DE	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-06	EP1441554	FR	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-07	EP1441554	GB	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-08	EP1441554	IE	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-039-09	EP1441554	LI	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-10	EP1441554	LU	Granted	Test apparatus, mobile terminal apparatus and test method	EP04000733	2004/01/15
13PA01-039-14	US7162206	US	Granted	Test apparatus, mobile terminal apparatus, test method	US10/612289	2003/07/03
13PA01-040-01	DE60332146	DE	Granted	Transmitter apparatus and transmitting method	DE60332146	2003/11/13
13PA01-040-02	EP1564920	FR	Granted	Transmitter apparatus and transmitting method	EP03774003	2003/11/13
13PA01-040-03	EP1564920	GB	Granted	Transmitter apparatus and transmitting method	EP03774003	2003/11/13
13PA01-040-04	JP3796211	JP	Granted	Transmitter and transmitting method	JP2002333448	2002/11/18
13PA01-040-05	JP4163937	JP	Granted	OFDM-CDMA transmitter and OFDM-CDMA transmission method	JP2002355079	2002/12/06
13PA01-040-06	US7746762	US	Granted	Transmitting apparatus and transmitting method	US10/534987	2005/05/16
13PA01-041-01	CN1692592	CN	Granted	CDMA transmitting apparatus and CDMA receiving apparatus	CN200380100629.3	2003/11/14
13PA01-041-02	DE60325751	DE	Granted	CDMA MIMO system	DE60325751	2003/11/14
13PA01-041-03	EP1551124	FR	Granted	CDMA MIMO system	EP03772765	2003/11/14
13PA01-041-04	EP1551124	GB	Granted	CDMA MIMO system	EP03772765	2003/11/14
13PA01-041-05	JP3583414	JP	Granted	Code division multiple access transmitter and code division multiple access receiver	JP2002330453	2002/11/14
13PA01-041-06	US7693140	US	Granted	CDMA transmitting apparatus and CDMA receiving apparatus	US10/527199	2005/03/10
13PA01-042-01	CN1714519	CN	Granted	Radio reception device and radio reception method	CN200380103837.9	2003/11/26
13PA01-042-02	EP1569362	DE	Granted	Radio reception device and radio reception method	EP03775882	2003/11/26
13PA01-042-03	EP1569362	FR	Granted	Radio reception device and radio reception method	EP03775882	2003/11/26
13PA01-042-04	EP1569362	GB	Granted	Radio reception device and radio reception method	EP03775882	2003/11/26
13PA01-042-05	JP3629261	JP	Granted	Apparatus and method for radio reception	JP2002341741	2002/11/26
13PA01-042-06	US7299027	US	Granted	MIMO receiver and MIMO reception method for selection of MIMO separation and channel variation compensation	US10/536010	2005/05/23
13PA01-043-01	CN101019360	CN	Granted	Automatic retransmission request control system and method in MIMO-OFDM system	CN200480043975.7	2004/09/13
13PA01-043-03	EP1788742	DE	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	EP04772990	2004/09/13
13PA01-043-04	EP1788742	FR	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	EP04772990	2004/09/13
13PA01-043-05	EP1788742	GB	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	EP04772990	2004/09/13
13PA01-043-08	JP4384668	JP	Granted	The automatic request for repetition control system and the retransmission method in the MIMO-OFDM system	JP2006534962	2004/09/13
13PA01-043-09	US8775890	US	Granted	Automatic retransmission request control system and retransmission method in memo-OFDM system	US11/575015	2007/03/30

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-043-09c1	US9425924	US	Granted	Automatic retransmission request control system and retransmission method in memo-OFDM system	US14/321185	2014/07/01
13PA01-043-09c2	US9397794	US	Granted	Automatic retransmission request control system and retransmission method in memo-OFDM system	US14/321117	2014/07/01
13PA01-043-12	US9015546	US	Granted	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	US13/554748	2012/07/20
13PA01-043-12c1	US14/691345	US	Pending	Automatic retransmission request control system and retransmission method in MIMO-OFDM system	US14/691345	2015/04/20
13PA01-044-01	CN100578989	CN	Granted	CDMA transmitting apparatus, base station device using the same and CDMA transmitting method	CN200480000627.1	2004/04/28
13PA01-044-02	EP1630993	EP	EP-Pending	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-03	EP1630993	DE	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-04	EP1630993	FR	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-05	EP1630993	GB	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-06	EP1630993	SE	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-07	EP1630993	FI	EP-Designated	CDMA transmitting apparatus and CDMA transmitting method	EP04730067	2004/04/28
13PA01-044-08	JP3799030	JP	Granted	Device and method for CDMA transmission	JP2003132133	2003/05/09
13PA01-044-09	US7251469	US	Granted	CDMA transmitting apparatus and CDMA transmitting method	US10/522980	2005/02/02
13PA01-044-10	US7764711	US	Granted	CDMA transmission apparatus and CDMA transmission method	US11/767124	2007/06/22
13PA01-045-02	CN100591000	CN	Granted	Classifying-synthesizing transmission method of multi-user feedback information at base station	CN200580029870.0	2005/09/05
13PA01-045-05	JP4675904	JP	Granted	Taxonomic synthetic transmission method of feedback information multi user in base station	JP2006535743	2005/09/05
13PA01-045-07	US8086270	US	Granted	Classifying-synthesizing transmission method of multi-user feedback information at base station	US11/574636	2005/09/05
13PA01-046-01	EP1811700	EP	EP-Pending	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-02	EP1811700	DE	EP-Designated	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-03	EP1811700	FR	EP-Designated	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-04	EP1811700	GB	EP-Designated	Communication apparatus, communication system, and communication method	EP05807089	2005/11/18
13PA01-046-05	JP4838144	JP	Granted	Communication device, communication system and communication method	JP2006545166	2005/11/18
13PA01-046-06	US7848439	US	Granted	Communication apparatus, communication system, and communication method	US11/719611	2005/11/18
13PA01-047-01	BRPI0515242	BR	Pending	Efficient rise over thermal (rot) control during soft handover	BRPI0515242-9	2005/08/31
13PA01-047-02	CN101053272	CN	Granted	Efficient rise over thermal (rot) control during soft handover	CN200580037780.6	2005/08/31
13PA01-047-03	DE602004008068	DE	Granted	Efficient rise over thermal (rot) control during soft handover	DE602004008068	2004/08/31
13PA01-047-04	DE602004021447	DE	Granted	Efficient rise over thermal (rot) control during soft handover	DE602004021447	2004/08/31
13PA01-047-05	EP1631104	FR	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-047-06	EP1631104	SE	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-07	EP1631104	GB	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-08	EP1631104	FI	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-09	EP1631104	IT	Granted	Efficient rise over thermal (rot) control during soft handover	EP04020647	2004/08/31
13PA01-047-10	EP1838125	FR	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-11	EP1838125	SE	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-12	EP1838125	GB	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-13	EP1838125	FI	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-14	EP1838125	IT	Granted	Efficient rise over thermal (rot) control during soft handover	EP07011278	2004/08/31
13PA01-047-15	ES2291786	ES	Granted	Method for communicating information relating to scheduling of uplink data transmissions, mobile communication system, base station, wireless network controller, and mobile terminal	ES04020647	2004/08/31
13PA01-047-16	ES2327008	ES	Granted	Efficient rise over thermal (rot) control during soft handover	ES07011278	2004/08/31
13PA01-047-18	JP4041531	JP	Granted	The method of communicating the information which it is related to the scheduling of uplink data transmission, the portable communication system, base station, the radio network controller, and the portable terminal	JP2007512130	2005/08/31
13PA01-047-20	IN260832	IN	Granted	Efficient rise over thermal (rot) control during soft handover	IN601/KOLNP/2007	2007/02/19
13PA01-047-21	US8175604	US	Granted	Efficient rise over thermal (rot) control during soft handover	US10/588073	2005/08/31
13PA01-048-01	CN101103575	CN	Granted	Multi-antenna communication method and multi-antenna communication device	CN200680002338.4	2006/01/10
13PA01-048-02	JP4769201	JP	Granted	Multiple antenna communication method and multiple antenna communication device	JP2006552910	2006/01/10
13PA01-048-03	US7860184	US	Granted	Multi-antenna communication method and multi-antenna communication apparatus	US11/813650	2006/01/10
13PA01-049-01	CN101283535	CN	Granted	Method for generating and detecting multiple pilot frequencies in multi-antenna communication system	CN200680037602.8	2006/11/22
13PA01-049-03	JP4981682	JP	Granted	Multiple pilot formation method and the method of detection in the multiple antenna communication system	JP2007546481	2006/11/22
13PA01-049-04	US8073070	US	Granted	Multi-pilot generation method and detection method in multi-antenna communication system	US12/092944	2006/11/22
13PA01-050-03	JP4914352	JP	Granted	Communication terminal unit and base station device	JP2007521121	2006/03/03
13PA01-050-04	US8249132	US	Granted	Communication terminal and receiving method	US11/909425	2006/03/03
13PA01-052-02	EP2061170	DE	Granted	OFDM transmitter and OFDM receiver	EP06783262	2006/09/11
13PA01-052-03	EP2061170	FR	Granted	OFDM transmitter and OFDM receiver	EP06783262	2006/09/11
13PA01-052-04	EP2061170	GB	Granted	OFDM transmitter and OFDM receiver	EP06783262	2006/09/11
13PA01-052-05	JP4654298	JP	Granted	OFDM transmitting device and OFDM receiving device	JP2008534161	2006/09/11

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-052-06	US8218681	US	Granted	OFDM transmitter and OFDM receiver	US12/440894	2009/03/11
13PA01-052-06r	US14/328576	US	Reissuing	OFDM transmitter and OFDM receiver	US14/328576	2014/07/10
13PA01-052-06r2	US15/011066	US	Reissuing	OFDM transmitter and OFDM receiver	15/011066	2016/01/29
13PA01-053-03	JP5009982	JP	Granted	Multiple carrier transmitting device	JP2009516088	2007/05/25
13PA01-053-04	US8249178	US	Granted	Multicarrier transmitter and multicarrier receiver	US12/601804	2007/05/25
13PA01-057-02	US6175558	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/000947	1997/12/30
13PA01-057-03	US6301237	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/562921	2000/05/02
13PA01-057-04	US6529492	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/562922	2000/05/02
13PA01-057-05	US6370131	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US09/576250	2000/05/24
13PA01-057-06	US6584088	US	Granted	CDMA radio multiplex transmitting device and CDMA radio multiplex receiving device	US09/825998	2001/04/05
13PA01-057-07	US6549526	US	Granted	CDMA radio multiplex transmitting device and a CDMA multiplex receiving device	US09/826005	2001/04/05
13PA01-057-08	US7136367	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US10/335916	2003/01/03
13PA01-057-09	USRE41444	US	Granted	CDMA radio multiplex transmitting device and a CDMA radio multiplex receiving device	US12/270499	2008/11/13
13PA01-058-01	CA2246168	CA	Granted	PN code generating apparatus and mobile radio communication system	CA2246168	1998/08/31
13PA01-058-03	CN100379299	CN	Granted	PN code producing method and device	CN02127365.0	1998/08/27
13PA01-058-04	CN1094019	CN	Granted	PN code generating device and mobile radio communication system	CN98118564.9	1998/08/27
13PA01-058-05	DE69838572	DE	Granted	PN code generator	DE69838572	1998/08/27
13PA01-058-07	DE69843458.7	DE	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-08	EP1835617	FR	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-09	EP1835617	GB	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-10	EP1835617	FI	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-11	EP1835617	SE	Granted	PN code generation apparatus and method thereof	EP07108762	1998/08/27
13PA01-058-12	EP0901236	FI	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-13	EP0901236	FR	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-14	EP0901236	GB	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-15	EP0901236	SE	Granted	PN code generator	EP98116233	1998/08/27
13PA01-058-16	JP3329705	JP	Granted	PN code generator and mobile radio communication system	JP25287297	1997/09/02
13PA01-058-17	US6295301	US	Granted	PN code generating apparatus and mobile radio communication system	US09/139325	1998/08/25
13PA01-058-18	US6697384	US	Granted	Method and apparatus for calculating a state of starting a PN code generating operation	US09/916284	2001/07/30
13PA01-059-02	CA2266104	CA	Granted	CDMA mobile station and CDMA transmission method	CA2266104	1998/07/16
13PA01-059-04	CN100442686	CN	Granted	CDMA mobile station equipment and CDMA transmitting method	CN03108352.8	1998/07/16

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-059-05	CN1109476	CN	Granted	CDMA mobile station apparatus and CDMA transmission method	CN98801017.8	1998/07/16
13PA01-059-06	DE69831726	DE	Granted	CDMA mobile station and CDMA transmission method	DE69831726	1998/07/16
13PA01-059-07	EP0936831	FR	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-08	EP0936831	GB	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-09	EP0936831	IT	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-10	EP0936831	NL	Granted	CDMA mobile station and CDMA transmission method	EP98932553	1998/07/16
13PA01-059-11	ES2251091	ES	Granted	CDMA mobile station apparatus and CDMA transmission method	ES98932553	1998/07/16
13PA01-059-12	JP3655057	JP	Granted	CDMA mobile transmitting device and transmitting method using the device	JP20964297	1997/07/19
13PA01-059-13	US6466563	US	Granted	CDMA mobile station and CDMA transmission method	US09/147831	1999/03/16
13PA01-060-01	CN1167219	CN	Granted	CDMA radio communication equipment	CN02102800.1	1998/07/17
13PA01-060-02	CN100353693	CN	Granted	CDMA radio communication apparatus	CN200410059002.4	1998/07/17
13PA01-060-03	CN1113497	CN	Granted	Radio communication terminal apparatus	CN98116336.X	1998/07/17
13PA01-060-04	DE69825370	DE	Granted	CDMA radio communication apparatus	DE69825370	1998/07/15
13PA01-060-05	DE69839197	DE	Granted	A synchronization method for a CDMA system	DE69839197	1998/07/15
13PA01-060-06	EP1447918	FR	Granted	A synchronization method for a CDMA system	EP04012123	1998/07/15
13PA01-060-07	EP1447918	GB	Granted	A synchronization method for a CDMA system	EP04012123	1998/07/15
13PA01-060-08	EP1447918	IT	Granted	A synchronization method for a CDMA system	EP04012123	1998/07/15
13PA01-060-10	EP1914904	DE	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709 (DE69843248.7)	1998/07/15
13PA01-060-11	EP1914904	FR	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-12	EP1914904	GB	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-13	EP1914904	ES	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-14	EP1914904	IT	Granted	A CDMA radio communication system and a transmission apparatus for such a system	EP08100709	1998/07/15
13PA01-060-15	EP0892503	FR	Granted	CDMA radio communication apparatus	EP98113191	1998/07/15
13PA01-060-16	EP0892503	GB	Granted	CDMA radio communication apparatus	EP98113191	1998/07/15
13PA01-060-17	EP0892503	IT	Granted	CDMA radio communication apparatus	EP98113191	1998/07/15
13PA01-060-18	ES2301896	ES	Granted	A synchronization method for a CDMA system	ES04012123	1998/07/15
13PA01-060-19	ES2226037	ES	Granted	A CDMA radio communication system and a transmission apparatus for such a system	ES98113191	1998/07/15
13PA01-060-20	US6370134	US	Granted	CDMA radio communication apparatus	US09/115502	1998/07/15
13PA01-060-21	US7035233	US	Granted	Radio communication terminal apparatus and radio communication base station apparatus	US10/014352	2001/12/14
13PA01-060-22	US7535864	US	Granted	Radio communication terminal apparatus and radio communication base station apparatus	US11/372152	2006/03/10
13PA01-063-02	CN100469169	CN	Granted	Communication terminal device and radio communication method	CN01802181.6	2001/08/02

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13PA01-063-04	DE60134208	DE	Granted	Communication terminal, base station device, and radio communication method	DE60134208	2001/08/02
13PA01-063-05	EP1217861	FR	Granted	Communication terminal, base station device, and radio communication method	EP01955557	2001/08/02
13PA01-063-06	EP1217861	GB	Granted	Communication terminal, base station device, and radio communication method	EP01955557	2001/08/02
13PA01-063-07	EP1976141	EP	EP-Pending	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-08	EP1976141	DE	EP-Designated	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-09	EP1976141	FR	EP-Designated	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-10	EP1976141	GB	EP-Designated	Communication terminal apparatus, base station apparatus, and radio communication method	EP08004604	2001/08/02
13PA01-063-11	JP3426200	JP	Granted	Communication terminal device, base station device and radio communication method	JP2000285405	2000/09/20
13PA01-063-13	JP2003224516	JP	Granted	Communication terminal apparatus, base station apparatus and radio communication method	JP2002367213	2002/12/18
13PA01-063-14	JP2009284537	JP	Granted	Transmission method, receiving method, and radio communication method	JP2009197375	2009/08/27
13PA01-063-15	JP4536821	JP	Granted	Transmission apparatus, receiving apparatus and wireless communication system	JP2009197376	2009/08/27
13PA01-063-16	US6760590	US	Granted	Communication terminal apparatus, base station apparatus, and radio communication method	US10/089605	2002/04/01
13PA01-063-17	US6799053	US	Granted	Communication terminal apparatus	US10/321500	2002/12/18
13PA01-063-18	US7206587	US	Granted	Communication terminal apparatus, base station apparatus, and radio communication method	US10/321623	2002/12/18
13PA01-063-19	CN101489250	CN	Granted	Communication terminal device and radio communication method	CN200910008458A	2001/02/08
14NC01-001-01	CN1262139	CN	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	CN00819795.4	2000/08/10
14NC01-001-02	DE60023359	DE	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	EP00956419.6	2000/08/10
14NC01-001-03	EP1310129	FR	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	EP00956419.6	2000/08/10
14NC01-001-04	EP1310129	GB	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	EP00956419.6	2000/08/10
14NC01-001-05	KR693394	KR	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	KR7001821/2003	2000/08/10
14NC01-001-06	RU2262213	RU	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	RU2003103593	2000/08/10
14NC01-001-07	US7925762	US	Granted	SERVICE & OTHER INFORMATION TRANSFER FROM E.G. VISITED NETWORK TO HOME NETWORK INR00 REFERENCE ARCHITECTURE	US10/343707	2000/08/10
14NC01-002-01	US7623529	US	Granted	NETWORK INITIATED DEREGISTRATION FROM IP MULTIMEDIA SERVICES	US10/398575	2001/10/09

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-002-02	CN100473217	CN	Granted	Communication network system and network device thereof and method of providing communication	CN01817056.0	2001/10/09
14NC01-002-02d1	CN1984375	CN	Granted	Communication network system and network device thereof and method of providing communication	CN 200610156229	2001/10/09
14NC01-002-05	HK1107890	HK	Granted	Communication network system and network device thereof and method of providing communication	7113522.3	2007/12/12
14NC01-003-01	EP1346558	AT	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-02	BRPI0017382	BR	Granted	PREPAID SERVER	BRPI0017382.7	2000/12/22
14NC01-003-03	CA2428329	CA	Granted	PREPAID SERVER	CA2428329	2000/12/22
14NC01-003-04	EP1346558	CH	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-05	CN1279741	CN	Granted	PREPAID SERVER	CN00820083.1	2000/12/22
14NC01-003-06	DE60035531	DE	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-07	ES2288490	ES	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-08	EP1346558	FR	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-09	EP1346558	GB	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-10	EP1346558	IT	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-11	EP1346558	NL	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-12	EP1346558	SE	Granted	PREPAID SERVER	EP00987457.9	2000/12/22
14NC01-003-13	TR200706776T4	TR	Granted	PREPAID SERVER	TR00987457.9	2000/12/22
14NC01-003-15	US7065339	US	Granted	PREPAID SERVER	US10/451236; US20040058671	2000/12/22
14NC01-004-01	DE60109066	DE	Granted	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	EP01929406.5	2001/03/05
14NC01-004-02	EP1368946	GB	Granted	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	EP01929406.5	2001/03/05
14NC01-004-03	US7991894	US	Granted	MULTIPLEXING SIP CALL CONTROL CONTENT OVER SUCCESSIVE SIP MESSAGES	US10/469787	2001/03/05
14NC01-005-01	US7304966	US	Granted	Accessing IP multimedia subsystem	US10/479457	2003/12/02
14NC01-006-01	US6888828	US	Granted	Accessing IP multimedia subsystem	US09/967927	2001/10/02
14NC01-007-01	DE60046674	DE	Granted	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	EP00965599.4	2000/08/09
14NC01-007-03	US6801542	US	Granted	AN INTER-WORKING UNIT (GATEWAY) BETWEEN AAL2 (ATM) BASED RANAND RTP MULTIPLEXING (IP) BASED RAN IN 3G CELLULAR ACCESS NETWORKS	US09/377263	1999/08/19
14NC01-008-01	BRPI0614221	BR	Pending	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	BRPI0614221.4	2006/07/11
14NC01-008-02	CN101223756B	CN	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	CN200680025371.9	2006/07/11

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-008-04	IDP000036392	ID	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	IDW00200800123	2006/07/11
14NC01-008-05	KR1026155	KR	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	KR2008-7003214	2006/07/11
14NC01-008-06	MX282232	MX	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	MX/a/2008/000568	2006/07/11
14NC01-008-07	PH1-2007-502943	PH	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	PH1-2007-502943	2006/07/11
14NC01-008-08	RU2384004	RU	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	RU2008100148	2006/07/11
14NC01-008-09	SG139065	SG	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	SG200800268.5	2006/07/11
14NC01-008-10	US8681751	US	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	US11/348896	2006/02/07
14NC01-008-11	VN1-2008-00326	VN	Pending	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	VN1-2008-00326	2006/07/11
14NC01-008-12	ZA200800233	ZA	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	ZA2008/0233	2006/07/11
14NC01-008-13	EP1905212	DE	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	EP06795099.8	2006/07/11
14NC01-008-14	EP1905212	FR	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	EP06795099.8	2006/07/11
14NC01-008-15	EP1905212	GB	Granted	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	EP06795099.8	2006/07/11
14NC01-008-10r1	US15/077548	US	Reissuing	EXTENDING <STATUS> PRESENCE ATTRIBUTE TO DEFINE REASONING FOR AVAILABILITY CHANGE	US15/077548	2016/03/22
14NC01-009-01	EP1338152	FR	Granted	3RD GEN MOBILITY USING SIP	EP1338152	2001/11/21
14NC01-009-02	US6904035	US	Granted	3RD GEN MOBILITY USING SIP	US09/991540	2001/11/14
14NC01-010-01	CN1539106	CN	Granted	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	CN02815394.4	2002/07/11
14NC01-010-02	EP1415212	EP	EP-Pending	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11
14NC01-010-03	US7900242	US	Granted	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	US10/192753	2002/07/09
14NC01-010-04	EP1415212	DE	EP-Designated	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11
14NC01-010-05	EP1415212	FR	EP-Designated	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11
14NC01-010-06	EP1415212	GB	EP-Designated	THREE-PARTY AUTHENTICATION AND AUTHORIZATION SCHEME FOR INTERNET PROTOCLVERSION 6.	EP02749143.0	2002/07/11

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-011-01	CN100571461	CN	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	CN200480000385.6	2004/02/17
14NC01-011-02	EP1595418	EP	EP-Pending	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-011-03	IDP0030947	ID	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	IDW00200501937	2004/02/17
14NC01-011-04	IN200403049	IN	Pending	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	IN03049/CHENP/2004	2004/02/17
14NC01-011-05	SG115865	SG	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	SG200406163.6	2004/02/17
14NC01-011-06	US7917620	US	Granted	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	US10/614343	2003/07/08
14NC01-011-07	EP1595418	DE	EP-Designated	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-011-08	EP1595418	FR	EP-Designated	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-011-09	EP1595418	GB	EP-Designated	EXTENDING THE TRUSTED NETWORK CONCEPT IN IMS	EP04711676.9	2004/02/17
14NC01-012-01	AU2005232140	AU	Granted	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	AU2005232140	2005/03/17
14NC01-012-02	CN1961595	CN	Granted	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	CN200580017529.3	2005/03/17
14NC01-012-04	KR0924513	KR	Granted	SESSION PROGRESS INDICATION IN POC FOR MANUAL ANSWER MODE	KR2006-7023181	2005/03/17
14NC01-013-01	CN101385313	CN	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	CN200780005866.X	2007/01/22
14NC01-013-02	DE602007033333	DE	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-04	EP1987649	GB	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-05	IN200806684	IN	Pending	IMS-CS INTERWORKING FOR VIDEO CALLS	IN6684/DELNP/2008	2007/01/22
14NC01-013-06	EP1987649	NL	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-07	SG145112	SG	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	SG200805775.4	2007/01/22
14NC01-013-08	TH0701000284	TH	Pending	IMS-CS INTERWORKING FOR VIDEO CALLS	TH0701000284	2007/01/23
14NC01-013-09	US7860102	US	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	US11/508258	2006/08/23
14NC01-013-10	EP1987649	CH	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-11	EP1987649	IE	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-12	EP1987649	FR	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-13	EP1987649	LU	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-14	EP1987649	LI	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	EP07700656.7	2007/01/22
14NC01-013-15	RU2408998	RU	Granted	IMS-CS INTERWORKING FOR VIDEO CALLS	RU2008132295A	2007/01/22
14NC01-014-01	CN101444062	CN	Granted	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	CN200780010857.X	2007/03/27
14NC01-014-02	EP1999929	EP	EP-Pending	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26
14NC01-014-03	US9419955	US	Granted	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	US11/691417	2007/03/26
14NC01-014-04	EP1999929	DE	EP-Designated	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26
14NC01-014-05	EP1999929	FR	EP-Designated	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
14NC01-014-06	EP1999929	GB	EP-Designated	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	EP7734087.5	2007/03/26
14NC01-014-08	IN08619/DELNP/08	IN	Pending	CARRYING TRUSTED NETWORK PROVIDED	IN08619/DELNP/08	2008/10/14
14NC01-014-03d1	US15/205679	US	Pending	CARRYING TRUSTED NETWORK PROVIDED ACCESS NETWORK INFO IN SIP	US15/205679	2016/07/08
14NC01-015-01	CN101523858	CN	Pending	DHT-BASED CORE IMS NETWORK	CN200780038286.0	2007/09/11
14NC01-015-03	US7796990	US	Granted	DHT-BASED CORE IMS NETWORK	US11/520655	2006/09/14
14NC01-015-04	DE602007047624	DE	Granted	DHT-BASED CORE IMS NETWORK	EP07803743.9	2007/09/11
14NC01-015-05	EP2062422	FR	Granted	DHT-BASED CORE IMS NETWORK	EP07803743.9	2007/09/11
14NC01-015-06	EP2062422	GB	Granted	DHT-BASED CORE IMS NETWORK	EP07803743.9	2007/09/11
14NC01-015-02d1	EP16185316.3	EP	EP-Pending	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-015-04d1	EP16185316.3	DE	EP-Designated	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-015-05d1	EP16185316.3	FR	EP-Designated	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-015-06d1	EP16185316.3	GB	EP-Designated	DHT-BASED CORE IMS NETWORK	EP16185316.3	2016/08/23
14NC01-016-01	US7822035	US	Granted	SIP COMMUNICATION SERVICE IDENTIFIERS	US11/715209	2007/03/07
13HU01-001-01	BRPI0614848	BR	Pending	Method, system and equipment for processing sip requests in IMS network	BRPI614848A	2006/07/26
13HU01-001-02	CN100502402	CN	Granted	Method and device for processing session message in IMS network	CN200510119756.9	2005/11/04
13HU01-001-03	CN101189850	CN	Granted	Method, system and device in IMS network processing SIP message	CN200680011706.1	2006/07/26
13HU01-001-04	EP1755310	DE	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-06	EP1755310	ES	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-07	EP1755310	FR	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-08	EP1755310	GB	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-09	IN254557	IN	Granted	Method, system and equipment for processing sip requests in IMS network	IN454/CHENP/2008	2006/07/26
13HU01-001-10	EP1755310	IT	Granted	Methods and apparatuses for processing SIP requests in an IMS network comprising an AS	EP2006254341A	2006/08/18
13HU01-001-11	US7835352	US	Granted	Method, system and equipment for processing sip requests in IMS network	US2006506581A 11/506581	2006/08/18
13HU01-002-01	CN100551148	CN	Granted	Method for realizing system switch in encryption mode	CN200510093678.X	2005/09/01
13HU01-002-02	CN101156498	CN	Granted	Method for implementing inter-system switch-over	CN200680011893.3	2006/09/01
13HU01-002-03	EP1871134	DE	Granted	METHOD FOR HANDOVER BETWEEN SYSTEMS	EP2006775581A	2006/09/01
13HU01-002-05	EP1871134	FR	Granted	METHOD FOR HANDOVER BETWEEN SYSTEMS	EP2006775581A	2006/09/01
13HU01-002-06	EP1871134	GB	Granted	METHOD FOR HANDOVER BETWEEN SYSTEMS	EP2006775581A	2006/09/01
13HU01-003-01	CN101031004	CN	Granted	Method for realizing on-hook triggering service	CN200610058041.1	2006/02/28
13HU01-003-02	CN101160940	CN	Granted	Method for implementing service triggered by off-hook	CN200680012256.8	2006/10/31
13HU01-003-04	US8149824	US	Granted	Method and system for implementing service triggered by off-hook	US2007668532A 11/668,523	2007/01/30

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-004-01	CN1964365	CN	Granted	Method for switching terminal status in media gateway	CN200510101368.8	2005/11/11
13HU01-004-02	CN101156398	CN	Granted	Method and system for switching terminal state of media gateway	CN200680011910.3	2006/10/24
13HU01-004-03	EP1786216	DE	Granted	Method and system for switching the state of a termination in a media gateway	EP2006023462A	2006/11/10
13HU01-004-05	EP1786216	FR	Granted	Method and system for switching the state of a termination in a media gateway	EP2006023462A	2006/11/10
13HU01-004-06	US7693141	US	Granted	Method and system for switching the state of a termination in a media gateway	US2006595768A 11/595768	2006/11/10
13HU01-005-02	CN1901550	CN	Granted	Subscribing method based on conversation start protocol and its system and device	CN200610106654.8	2006/07/21
13HU01-005-05	US7948955	US	Granted	Subscription method and device	US200817423A [08/0113669] 12/017,423	2008/01/22
13HU01-006-02	CN1303793	CN	Granted	Method for realizing application server communication	CN200510103571.9	2005/09/21
13HU01-006-03	EP1796326	DE	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-05	EP1796326	FR	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-06	EP1796326	GB	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-07	EP1796326	IT	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-08	EP1796326	NL	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-006-09	EP1796326	SE	Granted	A METHOD FOR ENABLING COMMUNICATION IN APPLICATION SERVERS	EP2005791501A	2005/09/21
13HU01-007-01	CN1929627	CN	Granted	Method and system for realizing public user identification carrying in ims network	CN200510098402.0	2005/09/06
13HU01-007-02	CN1941774	CN	Granted	Method and system for realizing public user mark carrier	CN200510108128.0	2005/09/29
13HU01-007-03	CN1941739	CN	Granted	Method and system for allocating and using user mark	CN200510108129.5	2005/09/29
13HU01-007-04	EP1761077	DE	Granted	Method and system for enabling number portability in IMS networks	EP2006018705A	2006/09/06
13HU01-007-06	EP1761077	FR	Granted	Method and system for enabling number portability in IMS networks	EP2006018705A	2006/09/06
13HU01-007-07	EP1761077	SE	Granted	Method and system for enabling number portability in IMS networks	EP2006018705A	2006/09/06
13HU01-007-08	US7787878	US	Granted	Method and system for enabling number portability in IMS networks	US2006516946A 11/516946	2006/09/06
13HU01-008-04	US7792116	US	Granted	Method and device for interworking between internet protocol networks	US2007703709A 11/703709	2007/02/08
13HU01-009-01	CN100563235	CN	Granted	Network element with interconnecting function, CSI terminal, IMS terminal interconnecting system and method	CN200610077923.2	2006/04/26
13HU01-009-02	CN101313543	CN	Granted	Exchange functional network element, CSI terminal, IMS terminal exchange system and method	CN200780000211.3	2007/01/09
13HU01-009-03	EP1973283	DE	Granted	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF	EP2007702010A	2007/01/09
13HU01-009-05	EP1973283	FR	Granted	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF	EP2007702010A	2007/01/09

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-009-06	EP1973283	GB	Granted	INTERWORKING NETWORK ELEMENT, INTERWORKING SYSTEM BETWEEN THE CSI TERMINAL AND THE IMS TERMINAL AND THE METHOD THEREOF	EP2007702010A	2007/01/09
13HU01-009-07	US8213419	US	Granted	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof	US2008170227A 12/170227	2008/07/09
13HU01-009-07r	US14/323165	US	Reissuing	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof	14/323165	2014/07/03
13HU01-009-07s	US14/856401	US	Reissuing	Interworking network element, interworking system between the CSI terminal and the IMS terminal and the method thereof	US14/856401	2015/09/16
13HU01-010-01	CN100411398	CN	Granted	Edge or packet gateway controlling method in next generation network and its system	CN200510026714.0	2005/06/13
13HU01-010-02	CN100426805	CN	Granted	Edge or packet gateway control system in next generation network and its method	CN200510026736.7	2005/06/14
13HU01-010-03	CN100438515	CN	Granted	Edge or packet gateway controlling method in next generation network and its system	CN200510026737.1	2005/06/14
13HU01-010-04	CN101160799	CN	Granted	Fringe or packet gateway control system and control method thereof	CN200680012195.5	2006/05/25
13HU01-010-06	US7881317	US	Granted	Border/packet gateway control system and control method	US2007680234A 11/680,234	2007/02/28
13HU01-011-02	EP1786162	DE	Granted	METHOD FOR THE CALLING USER TERMINAL LISTENING TO THE SIGNAL TONE OF THE CALLED USER TERMINAL WHEN INTER-NETWORKING	EP2006741937A	2006/05/22
13HU01-011-04	EP1786162	GB	Granted	METHOD FOR THE CALLING USER TERMINAL LISTENING TO THE SIGNAL TONE OF THE CALLED USER TERMINAL WHEN INTER-NETWORKING	EP2006741937A	2006/05/22
13HU01-011-05	US8335221	US	Granted	Method for listening to signal tone from a called party by a calling party during network interworking	US2007707759A 11/707,759	2007/02/16
13HU01-012-04	EP1816887	DE	Granted	METHOD AND SYSTEM FOR IMPROVING NETWORK RELIABILITY BY REALIZING DYMANIC ROUTE OF SIGNALING	EP2006775336A	2006/08/10
13HU01-012-06	EP1816887	FR	Granted	METHOD AND SYSTEM FOR IMPROVING NETWORK RELIABILITY BY REALIZING DYMANIC ROUTE OF SIGNALING	EP2006775336A	2006/08/10
13HU01-012-08	JP04619441	JP	Granted	The method and system which implement	JP2008527289A	2006/08/10
13HU01-012-09	RU2408154	RU	Granted	METHOD AND SYSTEM FOR REALISATION OF DYNAMIC ROUTING OF CALL SIGNALS	RU2008101969A	2006/08/10
13HU01-012-10	US8125995	US	Granted	Method and system for implementing dynamic signaling routing	US2007821113A 11/821,113	2007/06/21
13HU01-013-01	CN100459569	CN	Granted	Quick route switching method and apparatus for network node devices	CN200510032840.7	2005/01/14
13HU01-013-03	EP1718014	FR	Granted	A ROUTE SWITCHING METHOD AND A NETWORK NODE DEVICE	EP2006705441A	2006/01/09
13HU01-013-04	EP1718014	SE	Granted	A ROUTE SWITCHING METHOD AND A NETWORK NODE DEVICE	EP2006705441A	2006/01/09
13HU01-013-05	US7898943	US	Granted	Method for switching route and network device thereof	US2003591218A 10/591,218	2007/11/21
13HU01-014-01	CN100479417	CN	Granted	Communication method preventing circumbendibus of media-flow	CN200510098546.6	2005/09/02
13HU01-014-03	602006048939.0	DE	Granted	Communication method and device for preventing media stream circuity (tromboning)	EP2006119909A	2006/08/31
13HU01-014-06	EP1760986	FR	Granted	Communication method and device for preventing media stream circuity (tromboning)	EP2006119909A	2006/08/31
13HU01-014-07	EP1760986	GB	Granted	Communication method and device for preventing media stream circuity (tromboning)	EP2006119909A	2006/08/31

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-014-09	US8108526	US	Granted	Communication method and device for preventing media stream circuitry	US2006469796A 11/469,796	2006/09/01
13HU01-014-03d1	EP16168008.7	DE	EP-Designated	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-014-11d1	EP16168008.7	EP	EP-Pending	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-014-06d1	EP16168008.7	FR	EP-Designated	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-014-07d1	EP16168008.7	GB	EP-Designated	Communication method and device for preventing media stream circuity (tromboning)	EP16168008.7	2016/05/03
13HU01-015-01	CN101212309	CN	Granted	Method for controlling time stamp of reported event	CN200610170447.9	2006/12/30
13HU01-015-02	EP2037627	DE	Granted	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT	EP2007846226A	2007/12/29
13HU01-015-04	EP2037627	FR	Granted	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT	EP2007846226A	2007/12/29
13HU01-015-05	EP2037627	IT	Granted	METHOD AND DEVICE FOR CONTROLLING REPORTING TIMESTAMP OF EVENT	EP2007846226A	2007/12/29
13HU01-015-06	US8116322	US	Granted	Method and apparatus for controlling reporting of an event timestamp	US2009354289A 12/354289	2009/01/15
13HU01-016-01	CN1996968	CN	Granted	Decision method for the media gateway controller to distribute the resource	CN200610093956.6	2006/06/26
13HU01-016-03	EP2034670	DE	Granted	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG	EP2007721793A	2007/06/25
13HU01-016-05	EP2034670	FR	Granted	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG	EP2007721793A	2007/06/25
13HU01-016-06	EP2034670	IT	Granted	METHOD, APPARATUS, AND SYSTEM FOR THE MGC DISTRIBUTING A RESOURCE PROVISION DECISION TO THE MG	EP2007721793A	2007/06/25
13HU01-016-07	US7899065	US	Granted	Method, apparatus and system for a media gateway controller to deliver a resource provision decision to a media gateway	US2008342546A 12/342,546	2008/12/23
13HU01-017-01	CN100442930	CN	Granted	Mobile exchanging center and called parner processing method	CN200510110891.7	2005/11/29
13HU01-017-03	EP1898658	DE	Granted	MSC AND CALLED PROCESS METHOD THEREOF	EP2006775455A	2006/08/22
13HU01-018-01	CN100471140	CN	Granted	Method for detecting QoS	CN200610062951.7	2006/09/29
13HU01-018-02	CN101001208	CN	Granted	Method for detecting QoS	CN200610165838.1	2006/12/13
13HU01-018-03	CN101052014	CN	Granted	Method for detecting QoS	CN200710107595.0	2007/05/21
13HU01-018-04	EP1983688	DE	Granted	METHOD FOR DETECTING QOS	EP2007817016A	2007/09/29
13HU01-018-07	EP1983688	FR	Granted	METHOD FOR DETECTING QOS	EP2007817016A	2007/09/29
13HU01-018-08	EP1983688	GB	Granted	METHOD FOR DETECTING QOS	EP2007817016A	2007/09/29
13HU01-019-01	CN1905472	CN	Granted	Method for implementing IMS network reliability	CN200510085400.8	2005/07/27
13HU01-019-02	EP1914937	DE	Granted	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY	EP2006761564A	2006/07/28
13HU01-019-04	EP1914937	FR	Granted	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY	EP2006761564A	2006/07/25
13HU01-019-05	EP1914937	GB	Granted	METHOD AND SYSTEM FOR REALIZING IMS NETWORK RELIABILITY	EP2006761564A	2006/07/25
13HU01-020-01	CN100546308	CN	Granted	Gateway control protocol message transmission method	CN200510034409.6	2005/04/22
13HU01-020-02	US7653076	US	Granted	Method and apparatus for gateway control protocol message transmission	US2007856152A 11/856,152	2007/09/17

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-021-02	CN100349411	CN	Granted	Medium flow service quality reporting method	CN200410062978.7	2004/06/30
13HU01-021-06	EP1739900	PT	Granted	A METHOD FOR ACQUIRING THE QOS OF THE MULTIMEDIA STREAM PERIODICALLY	EP2005759437A	2005/06/30
13HU01-021-08	US7583612	US	Granted	Method for periodically acquiring the QoS of media stream and system thereof	US2006558619A	2006/11/10
13HU01-022-01	CN100499656	CN	Granted	Method for implementing medium gateway function, wireless access controlling apparatus and access system	CN200510051044.8	2005/02/25
13HU01-022-02	US8085712	US	Granted	Method for implementing media gateway function,radio access control device and access system	US20080049705A1 US2007844481A	2006/02/27
13HU01-023-01	CN100583918	CN	Granted	Safety protection method for service interruption of exchange network and its device	CN200610065066.4	2006/03/16
13HU01-023-03	US7710880	US	Granted	Method and apparatus for security protection of service interruption in switch network	US2006618597A	2006/12/29
13HU01-024-01	CN101841888	CN	Granted	Resource control method, related equipment and related system	CN200910118794.0	2009/03/16
13HU01-024-02	EP2439979	DE	Granted	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP2010753112A EP10753112.1	2010/03/16
13HU01-024-05	EP2439979	FR	Granted	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP2010753112A EP10753112.1	2010/03/16
13HU01-024-06	EP2439979	GB	Granted	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP2010753112A EP10753112.1	2010/03/16
13HU01-024-08	US8224325	US	Granted	Resource control method, relevant device, and system	US13235062A	2011/09/16
13HU01-024-03d1	EP16167016.1	EP	EP-Pending	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-024-02d1	EP16167016.1	DE	EP-Designated	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-024-05d1	EP16167016.1	FR	EP-Designated	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-024-06d1	EP16167016.1	GB	EP-Designated	RESOURCE CONTROL METHOD, RELEVANT DEVIDE AND SYSTEM	EP16167016.1	2016/04/26
13HU01-025-01	AU2003271027	AU	Granted	A network security authentication method	AU2003271027A	2003/09/22
13HU01-025-03	US8195942	US	Granted	Network security authentication method	US2003531569A	2005/04/18
13HU01-026-01	CN100574185	CN	Granted	Method for ensuring media stream safety in IP multimedia service subsystem network	CN200510000097.7	2005/01/07
13HU01-026-02	EP1835652	DE	Granted	A METHOD FOR ENSURING THE SAFETY OF THE MEDIA-FLOW IN IP MULTIMEDIA SUB-SYSTEM	EP2005848163A	2005/12/31
13HU01-026-04	EP1835652	GB	Granted	A METHOD FOR ENSURING THE SAFETY OF THE MEDIA-FLOW IN IP MULTIMEDIA SUB-SYSTEM	EP2005848163A	2005/12/31
13HU01-026-05	US9167422	US	Granted	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM	14/050768	2013/10/10
13HU01-026-06	US8582766	US	Granted	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM	US2007774271A 11/774271	2007/07/06
13HU01-026-05c1	US14/885168	US	Pending	METHOD FOR ENSURING MEDIA STREAM SECURITY IN IP MULTIMEDIA SUB-SYSTEM	US14/885168	2015/10/16
13HU01-027.1-01	AR053615	AR	Granted	Method for Implementing Access Domain Security of IP Multimedia Subsystem	ARP20060102194A	2006/05/26
13HU01-027.1-02	CN100461942	CN	Granted	Method for selecting safety mechanism of IP multimedia subsystem access field	CN200510071538.2	2005/05/27
13HU01-027.1-03	DE602006007648.7	DE	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	DE602006007648T	2006/04/03
13HU01-027.1-06	EP1755311	FR	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	EP2006722247A	2006/04/03

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-027.1-07	EP1755311	GB	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	EP2006722247A	2006/04/03
13HU01-027.1-08	TWI314414	TW	Granted	A METHOD FOR IMPLEMENTING THE ACCESS DOMAIN SECURITY OF AN IP MULTIMEDIA SUBSYSTEM	TW2006118609A	2006/05/25
13HU01-027.1-11	TH45432	TH	Granted	Method for Implementing Access	TH0510947	2006/05/25
13HU01-027.2-01	CN100571134	CN	Granted	Method for verifying user terminal in IP multimedia subsystem	CN200510070351.0	2005/04/30
13HU01-027.2-02	EP1879324	DE	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-04	EP1879324	ES	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-05	EP1879324	FR	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-06	EP1879324	GB	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-07	EP1879324	IT	Granted	A METHOD FOR AUTHENTICATING USER TERMINAL IN IP MULTIMEDIA SUB-SYSTEM	EP2006741743A	2006/04/27
13HU01-027.2-08	US8335487	US	Granted	Method for authenticating user terminal in IP multimedia sub-system	US11/896389	2007/08/31
13HU01-028-02	CN101128049	CN	Granted	Method and system for providing circuit domain service and service control node SCP	CN200610141030.X	2006/09/28
13HU01-028-03	EP2056536	DE	Granted	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE	EP2007785297A	2007/08/09
13HU01-028-05	EP2056536	FR	Granted	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE	EP2007785297A	2007/08/09
13HU01-028-06	EP2056536	GB	Granted	A METHOD, A SYSTEM AND A SERVICE CONTROL POINT FOR PROVIDING CIRCUIT DOMAIN SERVICE	EP2007785297A	2007/08/09
13HU01-029-01	AR50123	AR	Granted	Communications network system for implementing mixed services and method thereof	ARP20050103360A	2005/08/11
13HU01-029-02	BR200507677	BR	Granted	Communications network system for implementing mixed services and method thereof	BRPI507677A	2005/08/11
13HU01-029-06	ID0024111	ID	Granted	Method and system for realizing short message intercommunication based on mixed telephone number	IDW-00200602090	2005/08/11
13HU01-029-07	IN246930	IN	Granted	Method and system for realizing short message intercommunication based on mixed telephone number	IN4422/CHENP/2006	2005/08/11
13HU01-029-08	RU2370904	RU	Granted	TELECOMMUNICATION NETWORK SYSTEM FOR IMPLEMENTING VARIOUS SERVICES AND METHOD OF IMPLEMENTING THEREOF	RU2006130835A	2005/08/11
13HU01-029-09	US7787608	US	Granted	Communications network system for implementing mixed services and method thereof	US11/489208	2006/07/19
13HU01-030-01	CN101247632	CN	Granted	Method, system and device for using IMS communication service identification in communication system	CN200710079246.2	2007/02/13
13HU01-030-03	EP1959632	DE	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-04	EP1959632	EP	EP-Pending	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-05	EP1959632	FI	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-06	EP1959632	FR	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-030-07	EP1959632	GB	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-08	IN5391/DELNP/2009	IN	Pending	Method, System and Apparatus for Using IMS Communication Service Identifiers in a Communication System	IN5391/DELNP/2009	2007/11/19
13HU01-030-09	RU2434351	RU	Granted	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER IN COMMUNICATION SYSTEM	RU2009134133A	2007/11/19
13HU01-030-10	EP1959632	SE	EP-Designated	Method, system and apparatus for using IMS communication service identifier	EP2008101535A	2008/02/12
13HU01-030-11	US8417240	US	Granted	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER	US13/414770	2012/03/08
13HU01-030-11r	US14/285524	US	Reissuing	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER	US14/285524	2014/05/22
13HU01-030-12	US8185105	US	Granted	METHOD, SYSTEM AND APPARATUS FOR USING IMS COMMUNICATION SERVICE IDENTIFIER	US12/539890	2009/08/12
13HU01-031-02	CN101064661	CN	Granted	Method and apparatus for notifying user to complement service	CN200610099533.5	2006/07/28
13HU01-031-03	CN101317438	CN	Granted	Method and device for perceiving supplementary service executed by user	CN200780000297.X	2007/02/08
13HU01-031-04	EP1881689	DE	Granted	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE	EP2007702308A	2007/02/08
13HU01-031-06	EP1881689	FR	Granted	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE	EP2007702308A	2007/02/08
13HU01-031-07	EP1881689	GB	Granted	A METHOD AND DEVICE FOR PERCEIVING THE USER TRIGGERING A SUPPLEMENTARY SERVICE	EP2007702308A	2007/02/08
13HU01-032-01	CN101056452	CN	Granted	Method and system for negotiating the voice encoding and decoding format in the communication system	CN200610035050.9	2006/04/18
13HU01-032-02	CN101167374	CN	Granted	Method, system and device for negotiating voice coding/decoding in communication system	CN200680013004.7	2006/11/29
13HU01-032-03	EP1848190	DE	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-05	EP1848190	FI	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-06	EP1848190	FR	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-07	EP1848190	GB	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-08	EP1848190	SE	Granted	Method, system and device for speech codec negotiation in communication system	EP20077802A	2007/04/17
13HU01-032-09	US7764953	US	Granted	Method, system and device for speech Codec negotiation in communication system	US2007787527A	2007/04/17
13HU01-033-01	CN101026653	CN	Granted	System and method for realizing colour image business	CN200610057699.0	2006/02/24
13HU01-033-02	CN101156426	CN	Granted	System and method for implementing polychrome service	CN200680011755.5	2006/11/01
13HU01-033-03	CN102394863	CN	Granted	System and method for realizing colour image business	CN201110266055.3	2006/02/24
13HU01-033-04	EP1826985	DE	Granted	System and method for implementing multimedia calling line identification presentation service	EP2007101173A	2007/01/25
13HU01-033-06	EP1826985	FR	Granted	System and method for implementing multimedia calling line identification presentation service	EP2007101173A	2007/01/25
13HU01-033-07	EP1826985	GB	Granted	System and method for implementing multimedia calling line identification presentation service	EP2007101173A	2007/01/25
13HU01-033-08	US8855272	US	Granted	System and method for implementing multimedia calling line identification presentation service	US11/698891	2007/01/29

Inventergy ID	Patent Number	Country	Status	Title	Application Number	Filing Date
13HU01-033-08c1	US20150026354	US	Pending	System and method for implementing multimedia calling line identification presentation service	US14/507302	2014/10/06
13HU01-033-08c2	US20150024723	US	Pending	System and method for implementing multimedia calling line identification presentation service	US14/507309	2014/10/06
13HU01-034-01	CN100487788	CN	Granted	A method to realize the function of text-to-speech convert	CN200510114277.8	2005/10/21
13HU01-034-02	EP1950737	DE	Granted	A METHOD, DEVICE AND SYSTEM FOR ACCOMPLISHING THE FUNCTION OF TEXT-TO-SPEECH CONVERSION	EP2006805015A	2006/10/20
13HU01-034-04	EP1950737	GB	Granted	A METHOD, DEVICE AND SYSTEM FOR ACCOMPLISHING THE FUNCTION OF TEXT-TO-SPEECH CONVERSION	EP2006805015A	2006/10/20
13HU01-035-01	CN101155148	CN	Granted	Media gateway issuing receiving multicast data to method, system and device	CN200610140147.6	2006/09/30
13HU01-035-02	EP2068513	DE	Granted	METHOD, SYSTEM AND DEVICE FOR DISTRUBUTING AND RECEIVING THE MULTICAST DATA IN THE MEDIA GATEWAY	EP2007816481A	2007/09/29
13HU01-035-04	EP2068513	IT	Granted	METHOD, SYSTEM AND DEVICE FOR DISTRUBUTING AND RECEIVING THE MULTICAST DATA IN THE MEDIA GATEWAY	EP2007816481A	2007/09/29
13HU01-035-05	US7920579	US	Granted	Method, system and apparatus for media gateway to transmit and receive multicast data	US2009413015A 12/413,015	2009/03/27
13HU01-036-01	CN101277343	CN	Granted	Method, terminal and system for implementing video binding in voice communication network	CN200710095931.4	2007/03/30
13HU01-036-02	EP2120440	DE	Granted	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK	EP2008706632A	2008/02/03
13HU01-036-04	EP2120440	FR	Granted	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK	EP2008706632A	2008/02/03
13HU01-036-05	EP2120440	GB	Granted	A METHOD, TERMINAL AND SYSTEM FOR IMPLEMENTING VIDEO BINDING IN A VOICE COMMUNICATION NETWORK	EP2008706632A	2008/02/03
13HU01-037-01	CN101064680	CN	Granted	Method, system and apparatus for realizing multimedia calling service	CN200610079110.7	2006/04/29
13HU01-037-02	EP2015592	DE	Granted	REALIZING A MULTIMEDIA CALL SERVICE	EP2007720936A	2007/04/24
13HU01-037-04	EP2015592	GB	Granted	REALIZING A MULTIMEDIA CALL SERVICE	EP2007720936A	2007/04/24
13HU01-038-01	CN100531267	CN	Granted	Method for realizing echo in communication system	CN200510034345.X	2005/04/21
13HU01-038-03	US7986775	US	Granted	Method for realizing ring back tone in communication system	US11/875195	2007/10/19
13HU01-039-05	US7349693	US	Granted	Method for implementing a call connection between a non-local calling subscriber and a local called subscriber who is an intelligent network subscriber	US2003486322A 10486322	2002/03/29

Schedule 3.1

MEMBERS

Member	Address
CF INVT Holdings LLC

c/o Intellectual Property Finance Group

Fortress Investment Group

One Market Plaza

Spear Tower, 42nd Floor

San Francisco, CA 94105

Phone: 415-284-7415

Attention: Yoni Shtein

Email: yshtein@fortress.com

CC: jnoble@fortress.com

With a copy to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Tel: 617-951-7483

Attention: Alyson Allen

Email: alyson.allen@ropesgray.com

Inventergy, Inc.

c/o Inventergy Global, Inc.

900 E. Hamilton Avenue #180

Campbell CA 95008

Phone: 408-389-3510

Attention: Wayne Sobon

Email: wayne@inventergy.com

CC: operations@inventergy.com

With a copy to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105-0302

Tel: 212-370-1300

Attention: Joseph A. Smith

jsmith@egsllp.com

Schedule 3.2

INITIAL CAPITAL CONTRIBUTIONS

Member	Property	Fair Value
Class A Member	• The Class A Member’s Cash Advance to the Company on the date hereof and it’s rights to the Restructured Revenue Share under the Restructuring Agreement	$11,584,519.51	*
Class B Member	• The Class B Member’s interest in the Patents.	$200,000

*262,681.37 of this total represents the Cash Advance

Schedule 6.1(a)

SERVICE PROVIDERS

• Referrals Agreement (Amended) between Inventergy, Inc. and Huang Partners,

dated December 15, 2012, as amended May 7, 2013.

- 2% Huang Partners Net Revenues attributed to the Huawei Portfolio

- “Net Revenues” less “expenses paid to third parties as part of the licensing or sales process”

• Referrals Agreement between Inventergy, Inc. and KK Prime Inc. dated January

16, 2013.

- 2% KK Prime Net Revenues attributed to the Panasonic Portfolio

- “Net Revenues” less “expenses paid to third parties as part of the licensing or sales process”

• Engagement letter, dated July 23, 2013, by Inventergy, Inc. and Novak Druce

Connolly Bove + Quigg LLP. Now called Polsinelli PC.

- 10% of Net Revenues up to a limit of $312,701.251

- “Net Revenues” less "…Costs and Expenses and Up-Front Fees that were previously paid and/or otherwise due to Firm, or similar costs, expenses and up-front fees paid to other litigation service providers with regard to the Client Asset Portfolio (e.g. law firm(s) where Novak is conflicted) and that were not already deducted from previous gross amounts received"

• Letter agreement, dated April 10, 2014, between Inventergy, Inc. and Chipworks,

Inc., executed April 10, 2014, as extended on October 21, 2014.

- 4% Chipworks Net Revenues up to a limit of $370,000

- “Net Revenue” less “(a) any reimbursement to its licensees due to overpayments from such licensees to Inventergy and (b) all accrued third party litigation related expenses reasonably directly related and attributable to the assertion, enforcement or other related activities for the Patents, only to the extent such fees and expenses can be reasonably proved by written documentation provided to Chipworks including fees for: (i) third party technical experts as litigation consultants and expert witnesses, litigation firms and damages experts, (ii) litigation related document preparation costs, and (iii) any court related fees”

1 Amounts in excess of $312,701.25 are the sole financial responsibility of the Class B Member.

Schedule 6.1(c)

RETAINED INTEREST

• Patent Rights Assignment Agreement between Inventergy, Inc. and Huawei

Technologies Co., Ltd., executed May 15, 2013.

- 20% of Huawei Net Revenues attributed to the Huawei portfolio

- Remaining $1 million payable to Huawei when Huawei has received $20 million in Net Revenue

- “Net Revenue means all income…from licensing, revenue sharing, selling or other monetization of the Transferred Patents, less (a) any reimbursement to its licensees due to overpayments from such licensees to Assignee and (b) all accrued third party litigation related expenses reasonably directly related and attributable to the assertion, enforcement, or other related activities for the Transferred Patents, only to the extent such fees and expenses can be reasonably proved by written documentation provided to Assignor, including fees for (i) third party technical experts as litigation consultants and expert witnesses, litigation firms and damages experts, (ii) litigation related document preparation costs and (iii) any court related costs or fees”

• Patent Purchase Agreement between Inventergy, Inc. and Panasonic Corporation,

executed October 21, 2013, and amended on December 31, 2015.

- Up to $18 million, 20% of gross transaction proceeds attributed to the Panasonic portfolio

- Above $18 million, 20% of Net Revenue transactional proceeds attributed to the Panasonic Portfolio

- “Net Revenue shall mean all proceeds, income, payments and revenue obtained…by Buyer….in relation to Buyer’s commercialization activities for Patent Assets, including but not limited to the licensing selling, or other monetization of any of the Patent Assets, after deducting from Gross Revenue: (1) any governmental taxes including withholding taxes, (2) any reimbursement to its licensees sue to overpayments from such licensees to Buyer; and (3) any and all accrued litigation and/or patent monetization commercialization-related third party invoiced expenses…Provided, however, that after the Amendment date, Deducted Costs shall not include any external or internal patent prosecution costs, including but not limited to legal fees or translation fees for patent prosecution related matters, or patent maintenance costs. In any event, the accrued Deducted Costs deducted from Gross Revenue to yield a particular quarterly Net Revenue shall not exceed more than fifty percent (50%) of the Gross Revenue applicable to that particular quarterly Net Revenue, but any excess accrued Deducted Costs may be applied to subsequent Net Revenue.”

• Patent Purchase Agreement between Inventergy, Inc. and Nokia Corporation,

executed as of May 23, 2014 and amended as June 11, 2015 and October 27, 2015.

- Inventergy to pay any interest due

- $2.2 million Principal to be paid as per Section 6.1(b)